UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781

Templeton Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923 (Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period: 2/29/20_

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON FOREIGN FUND

A Series of Templeton Funds

February 29, 2020

FRANKLIN TEMPLETON

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling

(800)632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That's why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we've managed through all kinds of markets—up, down and those in between. We're always preparing for what may come next. It's because of this, combined with our strength as one of the world's largest asset managers that we've earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended February 29, 2020, global economic growth moderated, while interest-rate cuts by many central banks and improved trade relations since mid-December 2019 generally aided equities worldwide. However, investor concerns about the novel coronavirus (COVID-19) outbreak caused global stocks to plunge shortly before period-end. Among central banks, the European Central Bank (ECB) left its key interest rate unchanged but lowered the deposit rate and resumed buying bonds, and the U.S. Federal Reserve (Fed) cut the federal funds target rate range twice, to 1.50%–1.75%. In this environment, stocks in global developed and emerging markets excluding the U.S. posted marginally positive total returns, as measured by the MSCI All Country World Index ex USA Index

After the reporting period, major central banks took action amid increased COVID-19 economic risks. The Fed lowered the federal funds rate range by 0.50% on March 3 and further by 1.00% on March 15, to 0.00%–0.25%, while initiating massive quantitative easing. On March 23, the Fed announced further measures to ensure credit for employers, consumers, businesses, and local and state governments. The ECB also planned emergency asset purchases, the Bank of England reduced its key rate to a new low and pledged to increase its U.K. government and corporate bond holdings, and the Bank of Japan increased exchange-traded fund purchases and newly committed to offer loans against corporate debt.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Foreign Fund's semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Alan Bartlett

Chief Investment Officer

Templeton Equity Group

This letter reflects our analysis and opinions as of February 29, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Contents

Semiannual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Templeton Foreign Fund

This semiannual report for Templeton Foreign Fund covers the period ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in "foreign securities." These securities are predominantly equity securities of companies located outside the U.S., including developing markets.

Performance Overview

The Fund's Class A shares posted a -0.73% cumulative total return for the six months under review. In comparison, the Fund's benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which measures stock performance in global developed and emerging markets excluding the U.S., posted a +0.13% total return.1 For the 10-year period ended February 29, 2020, the Fund's Class A shares posted a +37.09% cumulative total return, compared with the MSCI ACWI ex USA Index's +52.98% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index, posted positive returns during the six months under review. Although global economic growth remained tepid, interest-rate cuts from many central banks and the easing of trade tensions

Geographic Composition

Based on Total Net Assets as of 2/29/20

Europe		45.3%

Asia
44.9%
North America
4.4%
Other Net Assets
5.4%

during the period contributed to the generally positive environment for equities. However, investor fears about the global outbreak of the novel coronavirus (COVID-19) and a prolonged economic disruption worldwide caused a steep market decline in late February 2020. Anticipating global supply chain disruptions, travel restrictions and subdued consumer spending, many investors scaled back equity holdings in favor of perceived safe investments such as government bonds and gold.

In the U.S., economic growth was supported by a strong labor market and continued, though slowing, gains in consumer spending. The unemployment rate fell from 3.7% in July 2019 to 3.5% in at period-end.2 Wages also grew, albeit at a moderate pace, and inflation remained historically low. While a strong consumer sector has been the main driver of economic growth, signs of cooling demand raised concerns that growth could stall.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets as it continued its accommodative monetary policy. The Fed cut the federal funds target rate twice during the reporting period, lowering it to a range of 1.50%–1.75%. On February 28, 2020, Fed Chair Jerome Powell indicated the Fed is prepared to use its tools as appropriate to support the U.S. economy amid the economic risks posed by the COVID-19 outbreak, although economic fundamentals remained robust.

1.Source: Morningstar. As of 2/29/20, the Fund's Class A 10-year average annual total return not including the maximum sales charge was +3.21%, compared with the MSCI ACWI ex USA Index's 10-year average annual total return of +4.82%. The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

2.Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 16.

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TEMPLETON FOREIGN FUND

Growth in the eurozone slowed significantly, raising concerns that the region was on the verge of a recession. German economic activity, which relies heavily on exports, was adversely affected by the slowdown in global trade due to the U.S.-China trade conflict and the COVID-19 outbreak. Growth also remained persistently weak in Italy, where political uncertainty and a large budget deficit weighed on the economy, as did the COVID-19 outbreak in the country beginning in February 2020. European developed market equities, as measured by the MSCI Europe Index, declined slightly for the period, as gains resulting from easing trade tensions and a Brexit agreement were offset by the market downturn in February.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index, ended the period with modest gains. The U.S.-China trade conflict was a significant source of volatility for Asian stocks, which fluctuated in line with investor sentiment regarding a trade deal through much of the period. A trade agreement reached between the two countries in December 2019 propelled Asian stocks, but these gains were largely reversed following the COVID-19 outbreak. Economic activity in Asia slowed dramatically as many businesses temporarily halted operations in heavily affected countries and manufacturing activity plummeted in the region's major economies, notably China, South Korea and Japan.

Emerging market stocks, as measured by the MSCI Emerging Markets Index, also ended the period with modest gains, despite several sharp selloffs. Many emerging market central banks cut interest rates throughout the reporting period, which, along with resilient GDP growth prior to the COVID-19 outbreak, provided a generally supportive environment for equities.

Investment Strategy

Our investment strategy employs a bottom-up, value- oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider the company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Top 10 Sectors/Industries 2/29/20

% of Total
Net Assets

Banks	15.7%

Oil, Gas & Consumable Fuels	10.6%

Pharmaceuticals	10.5%

Real Estate Management & Development	4.8%

Semiconductors & Semiconductor Equipment	4.7%

Metals & Mining	3.7%

Technology Hardware, Storage & Peripherals	3.5%

Food & Staples Retailing	3.2%

Wireless Telecommunication Services	3.3%

Industrial Conglomerates	3.0%

Manager's Discussion

The Fund underperformed its benchmark MSCI ACWI ex-USA Index during the six months under review. The beginning of the period saw the best week for global value stocks, relative to growth, since the Global Financial Crisis (GFC) of 2008. This proved to be a short-lived reprieve for long-suffering value investors, as the period ended with the worst week for global stocks—of all types—since the GFC. In general, international value stocks outperformed growth stocks for the first four months of the period, but began to underperform in early 2020 and ultimately trailed for the period as a whole. This continued the trend of persistent headwinds for value investors like Templeton.

The Fund's relative weakness was largely attributable to stock selection and an overweighted allocation in the energy sector.3 The sector accounted for many of the Fund's largest detractors, which included integrated oil firms such as Royal Dutch Shell (U.K), BP (U.K), Eni (Italy) and Equinor (Norway), as well as oil exploration and production firm Husky Energy (Canada). Husky's business is particularly tied to oil prices, and the company's stock declined in line with those prices falling. We continue to believe Husky offers compelling value due to what we view as its solid balance sheet, double-digit dividend yield and strong cash-flow generating capabilities should oil prices normalize closer toward the cost of production. In the meantime, we believe the company has sufficient liquidity to endure a period of low energy prices. In recent quarters, we've used oil price fluctuations to rotate out of price-sensitive oil services stocks and into more resilient integrated oil producers. While stocks of integrated oil firms held up better than those of services

3. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

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companies as oil prices slumped at period-end, integrateds were hit hard nonetheless. These stocks have declined somewhat indiscriminately, and we believed most were too lowly valued to sell at period-end, though supply and demand in oil markets is notoriously messy. A combination of COVID-19-led demand reduction and lack of political coordination on the supply side could also weigh on oil prices and energy stocks in the near-term.

Stock selection in the materials and communication services sectors also detracted from relative performance.4 In materials, shares of Canadian gold miner Alamos Gold declined modestly after the firm reported delays in renewing its mining concession at a mine in Turkey. We increased exposure to select precious metals stocks over the past few years when gold was stuck in a stubborn trading range following its decline from 2011's all-time highs. Since then, precious metals have broken out decisively and we've reduced the Fund's exposure counter-cyclically to realize gains, including fully liquidating our position in Alamos. In communication services, shares of Luxembourg-based satellite operator SES declined following a U.S. regulatory decision pertaining to an upcoming spectrum auction. Our analysis suggests that SES's current share price reflects little or no upside from spectrum monetization and is excessively punitive, leaving the core business trading at attractive valuations. We remain constructive on the stock given its strong balance sheet, healthy dividend yield and our expectation of stabilization and renewed growth in SES's core business over a long-term investment horizon.

Turning to contributors, an underweighted allocation and stock selection in the consumer staples sector contributed to relative performance.5 While there were no individual stocks in the sector among the Fund's top contributors, our holdings limited losses through most of the period when defensive consumer staples stocks lagged behind broader market strength.

Stock selection in the information technology sector also contributed to relative returns, outweighing the negative impact of an underweighted allocation.6 Shares of South Korean semiconductor and consumer electronics firm Samsung Electronics advanced after the company beat earnings estimates on better-than-expected memory chip pricing. In our view, the stock remains exceedingly cheap for

TEMPLETON FOREIGN FUND

Top 10 Holdings 2/29/20

Company	% of Total
Sector/Industry, Country	Net Assets

Samsung Electronics Co. Ltd.	3.5%
Technology Hardware, Storage & Peripherals,
South Korea

CK Hutchison Holdings Ltd.	3.0%
Industrial Conglomerates, Hong Kong

KB Financial Group Inc.	2.7%
Banks, South Korea

Bayer AG	2.7%
Pharmaceuticals, Germany

Taiwan Semiconductor Manufacturing Co. Ltd.	2.6%
Semiconductors & Semiconductor Equipment, Taiwan

ING Groep NV	2.6%
Banks, Netherlands

Takeda Pharmaceutical Co. Ltd.	2.6%
Pharmaceuticals, Japan

BP PLC	2.6%
Oil, Gas & Consumable Fuels, U.K.

Vodafone Group PLC	2.5%
Wireless Telecommunication Services, U.K.

Standard Chartered PLC	2.3%
Banks, U.K.

a global technology leader with a strong focus on shareholder returns. Taiwan Semiconductor Manufacturing Co. and Netherlands-based NXP Semiconductors also significantly contributed to the Fund's relative performance. Despite the perceived economic sensitivity of the semiconductor industry and the current late-cycle environment, we have found a number of interesting opportunities in the space. In our view, a handful of industry stocks offer superior quality and growth optionality at valuations that remain reasonable in the context of today's loose monetary policy and low interest rate regimes.

Stock selection in the consumer discretionary sector benefited relative results as well.7 Shares of Japanese electronics manufacturer Panasonic rose the most since 2016 after the firm reported that its battery joint venture with electric car maker Tesla had turned profitable in the fourth quarter of 2019.

4.The materials sector comprises chemicals and metals and mining in the SOI. The communication services sector comprises diversified telecommunication services, interactive media and services, media and wireless telecommunication services in the SOI.

5.The consumer staples sector comprises beverages, food and staples retailing, and tobacco in the SOI.

6.The information technology sector comprises semiconductors and semiconductor equipment and technology hardware, storage and peripherals in the SOI.

7.The consumer discretionary sector comprises auto components, automobiles, household durables and multiline retail in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON FOREIGN FUND

From a regional standpoint, stock selection and an underweighted allocation in Israel, where Teva Pharmaceu- ticals was the only holding, benefited relative results. Europe also contributed to relative performance due to stock selection in France, Germany and Switzerland. Stock selection and an overweight in North America, specifically in Canada, detracted from relative results. Stock selection in Asia, particularly in China, also hurt performance.

In our view, equity markets have been in a speculative frenzy over the past six months following the Fed's decision to re-expand its balance sheet in September. In recognition of rising risks as the market cycle matures, we have tried to construct more resilient, better-balanced, better-diversified and higher-conviction portfolios capable of weathering periods of heightened volatility. In recent quarters, we have raised cash levels, upgraded the quality of our bank holdings, and increased exposure to defensive sectors as well as the Japanese yen via new acquisitions of Japanese firms positioned to benefit from restructuring and reform. We have also used this period to develop a "reserve list" of stocks we would like to own if valuations permit. As volatility engulfed markets in February and the risk-reward profiles of specific securities improved, we began using elevated cash levels to opportunistically initiate positions in select reserve list stocks.

At Templeton, we welcome market dislocations because they create opportunities to make the most of our skills as fundamental analysts. We know the price we want to pay for certain stocks, but when volatility is suppressed and the market rises consistently on ever-narrower breadth, it is difficult to find desirable opportunities. Renewed volatility changes that, and seizing the opportunities that problems present has always been a part of our DNA as contrarian value investors. While we are likely entering a tumultuous period for equity markets in the near-term, we expect that volatility will continue to produce opportunities for investors with a fundamental value discipline and long-term investment horizon.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 29, 2020, the U.S. dollar

CFA® is a trademark owned by CFA Institute.

Top 10 Countries 2/29/20

% of Total
Net Assets

Japan	19.1%

U.K.	12.9%

South Korea	10.0%

France	8.7%

Netherlands	6.8%

Hong Kong	6.5%

Germany	6.2%

China	4.8%

Italy	2.7%

Taiwan	2.7%

declined in value relative to most currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.

Christopher James Peel, CFA

Herbert J. Arnett, Jr.

Peter M. Moeschter, CFA

Warren Pustam, CFA

Portfolio Management Team

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TEMPLETON FOREIGN FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON FOREIGN FUND

Performance Summary as of February 29, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return2	Total Return3
A4
6-Month	-0.73%	-6.13%

1-Year	-9.62%	-14.56%

5-Year	-3.06%	-1.73%

10-Year	+37.09%	+2.62%

Advisor
6-Month	-0.50%	-0.50%

1-Year	-9.28%	-9.28%

5-Year	-1.73%	-0.35%

10-Year	+40.81%	+3.48%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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TEMPLETON FOREIGN FUND

PERFORMANCE SUMMARY

Distributions (9/1/19–2/29/20)
	Net Investment
Share Class	Income

A	$0.2408

C	$0.1708

R	$0.2253

R6	$0.2721

Advisor	$0.2581

Total Annual Operating Expenses5
	With Fee	Without Fee
Share Class	Waiver	Waiver

A	1.10%	1.15%

Advisor	0.85%	0.90%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund's initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.The Fund has an expense reduction contractually guaranteed through 12/31/20. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2.Cumulative total return represents the change in value of an investment over the periods indicated.

3.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4.Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON FOREIGN FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$992.70	$5.45	$1,019.39	$5.52	1.10%
C	$1,000	$989.30	$9.15	$1,015.66	$9.27	1.85%
R	$1,000	$992.00	$6.69	$1,018.15	$6.77	1.35%
R6	$1,000	$995.40	$3.42	$1,021.43	$3.47	0.69%
Advisor	$1,000	$995.00	$4.22	$1,020.64	$4.27	0.85%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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T E MP L E T ON FUND S

Financial Highlights

Templeton Foreign Fund

	Six Months Ended		Year Ended August 31,
	February 29, 2020

	(unaudited)	2019	2018	2017	2016	2015

Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period . . . . . . . . . .	$ 6.61	$ 7.69	$ 7.81	$ 6.87	$ 6.74	$ 8.58
Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . .	0.04	0.19	0.12	0.11	0.11	0.12
Net realized and unrealized gains (losses) . . . .	(0.06)	(1.09)	(0.13)	0.96	0.11	(1.52)

Total from investment operations . . . . . . . . . . . .	(0.02)	(0.90)	(0.01)	1.07	0.22	(1.40)
Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . .	(0.24)	(0.18)	(0.11)	(0.13)	(0.09)	(0.21)
Net realized gains . . . . . . . . . . . . . . . . . . . . .	—	—	—	—	(—)c	(0.23)
Total distributions . . . . . . . . . . . . . . . . . . . . . . .	(0.24)	(0.18)	(0.11)	(0.13)	(0.09)	(0.44)

Net asset value, end of period . . . . . . . . . . . . . .	$ 6.35	$ 6.61	$ 7.69	$ 7.81	$ 6.87	$ 6.74

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.73)%	(11.73)%	(0.15)%	15.83%	3.46%	(16.46)%
Ratios to average net assetse
Expenses before waiver and payments by
affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.17%	1.15%	1.16%	1.21%	1.22%	1.18%
Expenses net of waiver and payments by
affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.10%	1.08%	1.11%f	1.21%f,g	1.22%f,g	1.18%g
Net investment income . . . . . . . . . . . . . . . . . . .	1.01%	2.69%	1.54%	1.55%	1.66%	1.54%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . .	$2,094,976	$2,395,260	$2,929,181	$3,287,394	$3,644,336	$4,165,454
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . .	15.58%	30.81%	23.01%	42.56%	22.89%	29.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding. cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

T E MP L E TON FUNDS

FINANCIA L HIGHLIGHT S

Templeton Foreign Fund (continued)

Six Months Ended		Year Ended August 31,
February 29, 2020

(unaudited)	2019	2018	2017	2016	2015

Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period . . . . . . . . . . . . . .

Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . .

Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of period . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetse

$ 6.54	$ 7.49	$ 7.60	$ 6.69	$ 6.56	$ 8.35

0.01	0.12	0.06	0.05	0.06	0.05
(0.06)	(1.05)	(0.12)	0.94	0.11	(1.46)

(0.05)	(0.93)	(0.06)	0.99	0.17	(1.41)

(0.17)	(0.02)	(0.05)	(0.08)	(0.04)	(0.15)
—	—	—	—	(—)c	(0.23)
(0.17)	(0.02)	(0.05)	(0.08)	(0.04)	(0.38)

$ 6.32	$ 6.54	$ 7.49	$ 7.60	$ 6.69	$ 6.56

(1.07)%	(12.40)%	(0.79)%	14.92%	2.64%	(17.04)%
Expenses before waiver and payments by affiliates. . . .	1.92%	1.90%	1.91%	1.96%	1.97%	1.93%
Expenses net of waiver and payments by affiliates . . . .	1.85%	1.83%	1.86%f	1.96%f,g	1.97%f,g	1.93%g
Net investment income . . . . . . . . . . . . . . . . . . . . . . .	0.26%	1.94%	0.79%	0.80%	0.91%	0.79%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . . . . . .	$69,033	$87,160	$281,640	$346,032	$397,512	$468,128
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . .	15.58%	30.81%	23.01%	42.56%	22.89%	29.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding. cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E MP L E TON FUNDS

FINANCIA L HIGHLIGHT S

Templeton Foreign Fund (continued)

Six Months Ended		Year Ended August 31,
February 29, 2020

(unaudited)	2019	2018	2017	2016	2015

Class R

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period . . . . . . . . . . . . . .

Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . .

Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of period . . . . . . . . . . . . . . . . . .

$ 6.47	$ 7.53	$ 7.65	$ 6.73	$ 6.61	$ 8.42

0.03	0.17	0.10	0.09	0.09	0.09
(0.05)	(1.07)	(0.12)	0.94	0.10	(1.48)

(0.02)	(0.90)	(0.02)	1.03	0.19	(1.39)

(0.23)	(0.16)	(0.10)	(0.11)	(0.07)	(0.19)
—	—	—	—	(—)c	(0.23)
(0.23)	(0.16)	(0.10)	(0.11)	(0.07)	(0.42)

$ 6.22	$ 6.47	$ 7.53	$ 7.65	$ 6.73	$ 6.61

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.80)%	(11.96)%	(0.32)%	15.57%	3.10%	(16.63)%
Ratios to average net assetse
Expenses before waiver and payments by affiliates. . . .	1.42%	1.40%	1.41%	1.46%	1.47%	1.43%
Expenses net of waiver and payments by affiliates . . . .	1.35%	1.33%	1.36%f	1.46%f,g	1.47%f,g	1.43%g
Net investment income . . . . . . . . . . . . . . . . . . . . . . .	0.76%	2.44%	1.29%	1.30%	1.41%	1.29%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . . . . . .	$115,971	$127,546	$148,638	$153,516	$159,802	$174,865
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . .	15.58%	30.81%	23.01%	42.56%	22.89%	29.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding. cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year. eRatios are annualized for periods less than one year. fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

T E MP L E TON FUNDS

FINANCIA L HIGHLIGHT S

Templeton Foreign Fund (continued)

Six Months Ended		Year Ended August 31,
February 29, 2020

(unaudited)	2019	2018	2017	2016	2015

Class R6

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period . . . . . . . . . . . .

Income from investment operationsa:

Net investment incomeb. . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses). . . . . . .

Total from investment operations . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . .

Net realized gains. . . . . . . . . . . . . . . . . . . . . . . .

Total distributions . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of period . . . . . . . . . . . . . . . . .

$ 6.51	$ 7.58	$ 7.70	$ 6.78	$ 6.66	$ 8.49

0.05	0.22	0.15	0.16	0.14	0.15
(0.05)	(1.08)	(0.12)	0.93	0.11	(1.50)

—	(0.86)	0.03	1.09	0.25	(1.35)

(0.27)	(0.21)	(0.15)	(0.17)	(0.13)	(0.25)
—	—	—	—	(—)c	(0.23)
(0.27)	(0.21)	(0.15)	(0.17)	(0.13)	(0.48)

$ 6.24	$ 6.51	$ 7.58	$ 7.70	$ 6.78	$ 6.66

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.46)%	(11.34)%	0.24%	16.52%	3.92%	(16.08)%
Ratios to average net assetse
Expenses before waiver and payments by affiliates . .	0.78%	0.77%	0.73%	0.74%	0.72%	0.72%
Expenses net of waiver and payments by affiliates. . .	0.69%	0.68%	0.68%f	0.73%f	0.72%f,g	0.72%g
Net investment income . . . . . . . . . . . . . . . . . . . . . .	1.42%	3.09%	1.97%	2.03%	2.16%	2.00%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . . . . .	$800,923	$906,474	$1,496,328	$1,757,902	$880,092	$816,746
Portfolio turnover rate. . . . . . . . . . . . . . . . . . . . . . .	15.58%	30.81%	23.01%	42.56%	22.89%	29.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding. cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year. eRatios are annualized for periods less than one year. fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E MP L E TON FUNDS

FINANCIA L HIGHLIGHT S

Templeton Foreign Fund (continued)

Six Months Ended		Year Ended August 31,
February 29, 2020

(unaudited)	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period . . . . . . . . . . .

Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . .

Total from investment operations . . . . . . . . . . . . .

Less distributions from:

Net investment income. . . . . . . . . . . . . . . . . . .

Net realized gains . . . . . . . . . . . . . . . . . . . . . .

Total distributions . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of period . . . . . . . . . . . . . . .

$ 6.51	$ 7.58	$ 7.70	$ 6.78	$ 6.66	$ 8.49

0.04	0.20	0.14	0.13	0.12	0.13
(0.04)	(1.07)	(0.12)	0.94	0.11	(1.50)

—	(0.87)	0.02	1.07	0.23	(1.37)

(0.26)	(0.20)	(0.14)	(0.15)	(0.11)	(0.23)
—	—	—	—	(—)c	(0.23)
(0.26)	(0.20)	(0.14)	(0.15)	(0.11)	(0.46)

$ 6.25	$ 6.51	$ 7.58	$ 7.70	$ 6.78	$ 6.66

Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.50)%	(11.53)%	0.16%	16.10%	3.65%	(16.25)%
Ratios to average net assetse
Expenses before waiver and payments by
affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.92%	0.90%	0.91%	0.96%	0.97%	0.93%
Expenses net of waiver and payments by affiliates .	0.85%	0.83%	0.86%f	0.96%f,g	0.97%f,g	0.93%g
Net investment income . . . . . . . . . . . . . . . . . . . .	1.26%	2.94%	1.79%	1.80%	1.91%	1.79%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . . .	$673,122	$857,482	$1,627,827	$1,717,937	$1,125,431	$1,206,146
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . .	15.58%	30.81%	23.01%	42.56%	22.89%	29.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding. cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year. eRatios are annualized for periods less than one year. fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

T E MP L E T ON FUND S

Statement of Investments, February 29, 2020 (unaudited)

Templeton Foreign Fund

Industry	Shares	Value

Common Stocks 94.6%
Canada 2.6%
Husky Energy Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	6,683,880	$ 31,839,864
Wheaton Precious Metals Corp.. . . . . . . . . . . . . . . . . . . .	Metals & Mining	2,365,600	67,313,964

99,153,828
China 4.8%
a Baidu Inc., ADR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Interactive Media & Services	475,780	57,084,084
China Mobile Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Wireless Telecommunication Services	3,573,720	28,441,667
China Telecom Corp. Ltd., H . . . . . . . . . . . . . . . . . . . . . .	Diversified Telecommunication Services	98,168,882	37,108,308
Sinopec Engineering Group Co. Ltd.. . . . . . . . . . . . . . . . .	Construction & Engineering	54,141,620	26,952,376
Sinopharm Group Co. Ltd., H . . . . . . . . . . . . . . . . . . . . .	Health Care Providers & Services	10,153,700	31,898,372
181,484,807
Denmark 0.9%
A.P. Moeller-Maersk AS, B. . . . . . . . . . . . . . . . . . . . . . . .	Marine	31,980	32,240,853
France 8.7%
ArcelorMittal SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Metals & Mining	1,555,482	22,128,874
BNP Paribas SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	1,749,183	84,825,087
Cie Generale des Etablissements Michelin SCA . . . . . . . .	Auto Components	482,440	51,652,312
Compagnie de Saint-Gobain . . . . . . . . . . . . . . . . . . . . . .	Building Products	1,183,860	41,761,674
Sanofi.	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	684,495	63,779,231
Total SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	592,178	25,570,970
Veolia Environnement SA . . . . . . . . . . . . . . . . . . . . . . . .	Multi-Utilities	1,318,630	37,954,843
327,672,991
Germany 6.2%
Bayer AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	1,414,205	102,751,694
Deutsche Lufthansa AG . . . . . . . . . . . . . . . . . . . . . . . . .	Airlines	2,181,690	28,825,193
E.ON SE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Multi-Utilities	5,464,490	63,416,565
Merck KGaA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	310,134	37,702,523

232,695,975
Hong Kong 6.5%
CK Asset Holdings Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . .	Real Estate Management & Development	11,641,090	74,304,222
CK Hutchison Holdings Ltd.. . . . . . . . . . . . . . . . . . . . . . .	Industrial Conglomerates	12,673,060	112,029,984
Swire Pacific Ltd., A . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Real Estate Management & Development	5,119,300	46,676,156
Value Partners Group Ltd.. . . . . . . . . . . . . . . . . . . . . . . .	Capital Markets	22,484,790	12,759,861
245,770,223
Ireland 0.9%
Bank of Ireland Group PLC . . . . . . . . . . . . . . . . . . . . . . .	Banks	9,255,070	34,620,747
Italy 2.7%
Eni SpA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	5,725,724	71,269,721
Tenaris SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Energy Equipment & Services	3,394,500	30,975,007
102,244,728
Japan 19.1%
Astellas Pharma Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	1,229,760	19,352,218
Honda Motor Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Automobiles	1,167,600	30,275,517
Isuzu Motors Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Automobiles	5,327,800	50,137,033
Kirin Holdings Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . .	Beverages	3,213,340	61,757,797

16	Semiannual Report	franklintempleton.com

T E MP L E TON FUNDS

STATEMEN T O F INVEST MENT S (UNAUDITED )

Templeton Foreign Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Matsumotokiyoshi Holdings Co. Ltd. . . . . . . . . . . . . . . . . .	Food & Staples Retailing	1,245,500	$ 40,780,276
Mitsui Fudosan Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . .	Real Estate Management & Development	2,605,670	59,792,965
Nippon Television Holdings Inc. . . . . . . . . . . . . . . . . . . . .	Media	1,090,000	13,165,007
Panasonic Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Household Durables	5,796,480	55,326,010
Seria Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Multiline Retail	741,200	19,826,662
Seven & i Holdings Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . .	Food & Staples Retailing	1,146,190	39,237,885
Sumitomo Metal Mining Co. Ltd. . . . . . . . . . . . . . . . . . . .	Metals & Mining	1,927,750	47,950,471
Sumitomo Mitsui Financial Group Inc.. . . . . . . . . . . . . . . .	Banks	2,501,130	80,710,757
Sundrug Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Food & Staples Retailing	1,371,750	42,881,084
Suntory Beverage & Food Ltd. . . . . . . . . . . . . . . . . . . . . .	Beverages	496,960	18,918,220
Takeda Pharmaceutical Co. Ltd.. . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	2,754,555	96,006,951
Tokyo Broadcasting System Holdings Inc. . . . . . . . . . . . . .	Media	919,500	14,342,037
Toyota Industries Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .	Auto Components	520,400	27,522,660
			717,983,550
Luxembourg 1.3%
SES SA, IDR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Media	4,182,417	47,880,737
Netherlands 6.8%
Flow Traders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Capital Markets	1,683,857	40,383,962
ING Groep NV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	10,091,408	96,541,709
NXP Semiconductors NV . . . . . . . . . . . . . . . . . . . . . . . .	Semiconductors & Semiconductor Equipment	671,000	76,285,990
SBM Offshore NV . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Energy Equipment & Services	2,565,245	40,567,544
			253,779,205
Norway 1.7%
Equinor ASA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	4,144,030	63,832,929
Portugal 1.2%
Galp Energia SGPS SA, B . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	3,150,935	43,423,273
Singapore 1.0%
Singapore Telecommunications Ltd. . . . . . . . . . . . . . . . . .	Diversified Telecommunication Services	16,826,720	36,458,159
South Korea 10.0%
Hana Financial Group Inc.. . . . . . . . . . . . . . . . . . . . . . . .	Banks	1,560,750	40,822,276
KB Financial Group Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	3,173,337	102,825,307
a Korea Electric Power Corp. . . . . . . . . . . . . . . . . . . . . . . .	Electric Utilities	1,614,550	28,646,088
Lotte Chemical Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Chemicals	244,580	38,199,390
Samsung Electronics Co. Ltd. . . . . . . . . . . . . . . . . . . . . .	Technology Hardware, Storage & Peripherals	2,932,350	132,388,210
Shinhan Financial Group Co. Ltd.. . . . . . . . . . . . . . . . . . .	Banks	1,205,700	32,439,638
			375,320,909
Switzerland 2.0%
Roche Holding AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	237,860	76,412,670
Taiwan 2.7%
Taiwan Semiconductor Manufacturing Co. Ltd.. . . . . . . . . . Semiconductors & Semiconductor Equipment		9,487,760	99,579,254
Thailand 0.8%
Kasikornbank PCL, fgn. . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	7,885,760	30,131,333
franklintempleton.com	Semiannual Report	17

T E MP L E T ON FUND S

STATEMEN T OF INVEST MENT S (U NAUDITED )

Templeton Foreign Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)
United Kingdom 12.9%
BAE Systems PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Aerospace & Defense	6,192,510	$48,992,813
BP PLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	18,468,260	95,972,542
Imperial Brands PLC . . . . . . . . . . . . . . . . . . . . . . . . . . .	Tobacco	1,535,740	31,031,062
Johnson Matthey PLC. . . . . . . . . . . . . . . . . . . . . . . . . . .	Chemicals	1,920,516	62,960,897
Royal Dutch Shell PLC, B . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	3,031,900	65,729,914
Standard Chartered PLC. . . . . . . . . . . . . . . . . . . . . . . . .	Banks	11,956,845	86,537,600
Vodafone Group PLC . . . . . . . . . . . . . . . . . . . . . . . . . . .	Wireless Telecommunication Services	53,185,015	92,972,138
			484,196,966
United States 1.8%
a Berkshire Hathaway Inc., B . . . . . . . . . . . . . . . . . . . . . . .	Diversified Financial Services	323,700	66,792,258
Total Common Stocks
(Cost $3,695,185,071) . . . . . . . . . . . . . . . . . . . . .			3,551,675,395
		Principal
		Amount*
Short Term Investments 2.8%
Time Deposits 2.8%
Canada 2.8%
National Bank of Canada, 1.57%, 3/02/20. . . . . . . . . . . . .		$74,000,000	74,000,000
Royal Bank of Canada, 1.56%, 3/02/20 . . . . . . . . . . . . . .		30,000,000	30,000,000
Total Time Deposits (Cost $104,000,000). . . . . . . .
			104,000,000
Total Investments (Cost $3,799,185,071)
97.4% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .			3,655,675,395
Other Assets, less Liabilities 2.6% . . . . . . . . . .			98,349,381
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . .
			$3,754,024,776

See Abbreviations on page 31.

*The principal amount is stated in U.S. dollars unless otherwise indicated. aNon-income producing.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E MP L E TON FUNDS FINANCIA L S TAT EMENTS

Statement of Assets and Liabilities

February 29, 2020 (unaudited)

Templeton Foreign Fund

Assets:

Investments in securities:

Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Value - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign currency, at value (cost $87,579,459) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Capital shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends and interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

European Union tax reclaims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Liabilities:

Payables:

Investment securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Capital shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Accrued expenses and other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets consist of:

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value per sharea. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Maximum offering price per share (net asset value per share ÷ 94.50%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C:

$3,799,185,071

$3,655,675,395 344,019 88,990,919

12,597,289

25,452,449

5,593,850

5,154

3,788,659,075

19,925,681

10,936,844

2,056,773

570,149

550,413

594,439

34,634,299

$3,754,024,776

$4,364,643,154 (610,618,378)

$3,754,024,776

$2,094,975,521

329,668,357

$6.35

$6.72

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per sharea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 69,032,619

10,917,005

$6.32

$ 115,971,426

18,644,164

$6.22

$ 800,923,061

128,409,834

$6.24

$ 673,122,149

107,712,091

$6.25

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

T E MP L E T ON FUND S FINANCIA L STATEMENT S

Statement of Operations

for the six months ended February 29, 2020 (unaudited)

Templeton Foreign Fund

Investment income:

Dividends: (net of foreign taxes)*

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from securities loaned:

Non-controlled affiliates (Note 3f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees: (Note 3e)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Registration and filing fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3f and 3g) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses): Net realized gain (loss) from: Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Written options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign currency transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on: Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Translation of other assets and liabilities

denominated in foreign currencies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 44,558,467

1,495,320

571

46,054,358

15,144,959

3,030,177

413,575

329,231

2,304,569

78,587

125,829

225,623

770,201

296,410

224,106

88,959

65,867

110,264

59,966

23,268,323

(1,675,731)

21,592,592

24,461,766

(107,130,401)

120,997

(1,279,311)

(108,288,715)

109,032,079

1,298,542

110,330,621

2,041,906

$ 26,503,672

*Foreign taxes withheld on dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		. . . $	5,384,663

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E MP L E TON FUNDS

FINANCIA L S TAT EMENTS

Statements of Changes in Net Assets

Templeton Foreign Fund

	Six Months Ended
	February 29, 2020	Year Ended
	(unaudited)	August 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$24,461,766	$155,694,905
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(108,288,715)	(43,002,011)
Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	110,330,621	(771,601,065)

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . .	26,503,672	(658,908,171)
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(79,858,470)	(68,150,133)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,948,865)	(366,884)
Class R . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,201,944)	(3,143,046)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(35,631,273)	(42,923,315)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(28,374,973)	(34,608,197)

Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(150,015,525)	(149,191,575)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(229,624,733)	(130,959,980)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(16,700,040)	(173,447,242)
Class R . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,206,037)	(443,226)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(75,218,228)	(407,314,077)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(167,636,445)	(589,427,189)

Total capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(496,385,483)	(1,301,591,714)

Net increase (decrease) in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(619,897,336)	(2,109,691,460)
Net assets:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,373,922,112	6,483,613,572

End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$3,754,024,776	$4,373,922,112

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

T E MP L E T ON FUND S

Notes to Financial Statements (unaudited)

Templeton Foreign Fund

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transac- tions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At February 29, 2020, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

22	Semiannual Report	franklintempleton.com

Templeton Foreign Fund (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

T E MP L E TON FUNDS

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed

franklintempleton.com	Semiannual Report	23

T E MP L E T ON FUND S

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

Templeton Foreign Fund (continued)

1.Organization and Significant Accounting Policies (continued)

d. Securities Lending (continued)

by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At February 29, 2020, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

24	Semiannual Report	franklintempleton.com

Templeton Foreign Fund (continued)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

T E MP L E TON FUNDS

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

h. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 29, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

Six Months Ended			Year Ended
February 29, 2020		August 31, 2019
Shares	Amount	Shares	Amount

Class A Shares:

Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions . . . . . . . . . . . . . .

Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C Shares:

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions . . . . . . . . . . . . . .

Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R Shares:

16,952,715	$120,264,382	60,076,607	$431,602,364
10,008,404	72,260,672	9,160,942	60,462,214
(59,466,719)	(422,149,787)	(87,887,100)	(623,024,558)

(32,505,600)	$(229,624,733)	(18,649,551)	$(130,959,980)

389,233	$2,730,011	1,767,261	$12,393,197
254,680	1,833,698	53,121	349,007
(3,046,560)	(21,263,749)	(26,108,139)	(186,189,446)

(2,402,647)	$(16,700,040)	(24,287,757)	$(173,447,242)

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,504,213	$10,385,255	4,996,574	$34,848,635
Shares issued in reinvestment of distributions . . . . . . . . . . . . . .	582,574	4,118,799	456,753	2,955,188
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,149,620)	(21,710,091)	(5,485,518)	(38,247,049)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,062,833)	$(7,206,037)	(32,191)	$(443,226)
Class R6 Shares:

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,691,514	$94,920,799	51,021,196	$358,593,724
Shares issued in reinvestment of distributions . . . . . . . . . . . . . .	4,730,244	33,490,128	6,213,456	40,263,197
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(29,260,220)	(203,629,155)	(115,369,383)	(806,170,998)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(10,838,462)	$(75,218,228)	(58,134,731)	$(407,314,077)

franklintempleton.com	Semiannual Report	25

T E MP L E T ON FUND S

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

Templeton Foreign Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended		Year Ended
	February 29, 2020		August 31, 2019

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,990,224	$75,959,362	54,889,039	$383,794,530
Shares issued in reinvestment of distributions . . . . . . . . . . . . . .	3,669,165	26,051,068	4,889,130	31,730,455
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(38,579,038)	(269,646,875)	(142,845,936)	(1,004,952,174)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(23,919,649)	$(167,636,445)	(83,067,767)	$(589,427,189)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Templeton Global Advisors Limited (Global Advisors)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Global Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.705%	Up to and including $1 billion

0.690%	Over $1 billion, up to and including $5 billion

0.675%	Over $5 billion, up to and including $10 billion

0.655%	Over $10 billion, up to and including $15 billion

0.635%	Over $15 billion, up to and including $20 billion

0.615%	Over $20 billion, up to and including $25 billion

0.605%	Over $25 billion, up to and including $30 billion

0.595%	Over $30 billion, up to and including $35 billion

0.585%	In excess of $35 billion

For the period ended February 29, 2020, the annualized gross effective investment management fee rate was 0.694% of the Fund's average daily net assets.

b. Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on the Fund's average daily net assets, and is not an additional expense of the Fund.

26	Semiannual Report	franklintempleton.com

T E MP L E TON FUNDS

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

Templeton Foreign Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.25%
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.00%
Class R . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers. . . . . . . . . . . . . . . . . . . . . . . .	$73,113
CDSC retained . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 6,075

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, the Fund reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets.

Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 29, 2020, the Fund paid transfer agent fees of $3,504,809, of which $1,268,211 was retained by Investor Services.

franklintempleton.com	Semiannual Report	27

T E MP L E T ON FUND S

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

Templeton Foreign Fund (continued)

3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 29, 2020, the Fund held investments in affiliated management investment companies as follows:

					Net Change in			Number of
	Value at				Unrealized	Value	at	Shares Held	Income from
	Beginning			Realized	Appreciation	End	of	at End of	securities
	of Period	Purchases	Sales	Gain (Loss)	(Depreciation)	Period		Period	loaned

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio,
1.23% . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ —	$2,177,269	$2,177,269	$ —	$ —		$—	—	$571

g. Waiver and Expense Reimbursements

Global Advisors and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.85%, and for Class R6 do not exceed 0.70%, based on the average net assets of each class until December 31, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund's fiscal year end.

Prior to January 1, 2020, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.69% based on the average net assets of the class.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended February 29, 2020, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At August 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Long term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $295,166,904

28	Semiannual Report	franklintempleton.com

T E MP L E TON FUNDS

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

Templeton Foreign Fund (continued)

At February 29, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . .	$3,856,641,829

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . .	$360,743,740
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . .	(561,710,174)

Net unrealized appreciation (depreciation) . . . . . . . .	$(200,966,434)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2020, aggregated $628,657,847 and $1,205,687,789, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

For the period ended February 29, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Location	the Period	Operations Location	for the Period

	Net realized gain (loss) from:		Net change in unrealized
appreciation (depreciation) on:
Equity contracts . . . . . . . . . . .	Written options	$120,997	Written options	$ —

For the period ended February 29, 2020, the average month end notional amount of options contracts represented 31,000 shares.

See Note 1(c) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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T E MP L E T ON FUND S

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

Templeton Foreign Fund (continued)

9. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 29, 2020, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of February 29, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:a
Equity Investments:
China . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$57,084,084	$124,400,723	$—	$181,484,807
Denmark . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	32,240,853	—	32,240,853
France . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	327,672,991	—	327,672,991
Germany . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	232,695,975	—	232,695,975
Hong Kong . . . . . . . . . . . . . . . . . . . . . . . . . .	—	245,770,223	—	245,770,223
Ireland . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	34,620,747	—	34,620,747
Italy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	102,244,728	—	102,244,728
Netherlands . . . . . . . . . . . . . . . . . . . . . . . . .	76,285,990	177,493,215	—	253,779,205
Norway . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	63,832,929	—	63,832,929
Portugal . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	43,423,273	—	43,423,273
Singapore . . . . . . . . . . . . . . . . . . . . . . . . . .	—	36,458,159	—	36,458,159
Switzerland . . . . . . . . . . . . . . . . . . . . . . . . .	—	76,412,670	—	76,412,670
Thailand. . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	30,131,333	—	30,131,333
United Kingdom . . . . . . . . . . . . . . . . . . . . . .	—	484,196,966	—	484,196,966
All Other Equity Investments. . . . . . . . . . . . . .	1,406,710,536	—	—	1,406,710,536
Short Term Investments . . . . . . . . . . . . . . . . . .	—	104,000,000	—	104,000,000

Total Investments in Securities . . . . . . . . . . .	$1,540,080,610	$2,115,594,785	$—	$3,655,675,395

aFor detailed categories, see the accompanying Statement of Investments.

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T E MP L E TON FUNDS

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

Templeton Foreign Fund (continued)

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

Subsequent to February 29, 2020, there has been a global outbreak of a novel coronavirus disease (COVID-19), which the World Health Organization has declared a pandemic. Unexpected events like COVID-19 can cause adverse effects on many companies, sectors, nations, regions and the market in general, in ways that cannot be foreseen. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

IDR International Depositary Receipt

franklintempleton.com	Semiannual Report	31

T E MP L E T ON FUND S

Tax Information (unaudited)

Templeton Foreign Fund

At August 31, 2019, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 19, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0277	$0.2736	$0.1810
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0277	$0.1714	$0.1134
Class R . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0277	$0.2589	$0.1712
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0277	$0.3057	$0.2023
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0277	$0.2893	$0.1915

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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T E MP L E TON FUNDS

TEMPLE T ON FOREIG N FUN D

Shareholder Information

Proxy Voting Policies and Procedures The

Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL

33301, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter

Templeton Foreign Fund

Investment Manager	Distributor	Shareholder Services
Templeton Global Advisors	Franklin Templeton Distributors, Inc.	(800) 632-2301
Limited	(800) DIAL BEN® / 342-5236
franklintempleton.com
© 2020 Franklin Templeton Investments. All rights reserved.		104 S 04/20

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON WORLD FUND

A Series of Templeton Funds

February 29, 2020

FRANKLIN TEMPLETON

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling

(800)632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That's why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we've managed through all kinds of markets—up, down and those in between. We're always preparing for what may come next. It's because of this, combined with our strength as one of the world's largest asset managers that we've earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended February 29, 2020, global economic growth moderated, while interest-rate cuts by many central banks and improved trade relations since mid-December 2019 generally aided equities worldwide. However, investor concerns about the novel coronavirus (COVID-19) outbreak caused global stocks to plunge shortly before period-end. Among central banks, the European Central Bank (ECB) left its key interest rate unchanged but lowered the deposit rate and resumed buying bonds, and the U.S. Federal Reserve (Fed) cut the federal funds target rate range twice, to 1.50%–1.75%. In this environment, global developed and emerging market stocks posted modest positive returns, as measured by the MSCI All Country World Index.

After the reporting period, major central banks took action amid increased COVID-19 economic risks. The Fed lowered the federal funds rate range by 0.50% on March 3 and further by 1.00% on March 15, to 0.00%–0.25%, while initiating massive quantitative easing. On March 23, the Fed announced further measures to ensure credit for employers, consumers, businesses, and local and state governments. The ECB also planned emergency asset purchases, the Bank of England reduced its key rate to a new low and pledged to increase its U.K. government and corporate bond holdings, and the Bank of Japan increased exchange-traded fund purchases and newly committed to offer loans against corporate debt.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton World Fund's semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Alan Bartlett

Chief Investment Officer

Templeton Equity Group

This letter reflects our analysis and opinions as of February 29, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Contents
Semiannual Report
Templeton World Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3
Performance Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8
Your Fund's Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10
Financial Highlights and Statement of Investments . . . . . .	11
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .	25
Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	37
Shareholder Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	38

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Templeton World Fund

This semiannual report for Templeton World Fund covers the period ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including developing markets. Under normal circumstances, the Fund will invest in issuers located in at least three different countries (including the U.S.). The Fund intends to regularly engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge all or substantially all of its foreign currency exposure to the U.S. dollar.

Geographic Composition*

Based on Total Net Assets as of 2/29/20

Europe			33.7%

Asia
		30.9%
North America
		25.6%
Short-Term Investments &	9.8%

Other Net Assets

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance Overview

The Fund's Class A shares had a +1.68% cumulative total return for the six months under review. In comparison, the Fund's benchmark, the MSCI All Country World Index (ACWI) 100% Hedged to USD, which measures stock performance in global developed and emerging markets, posted a +1.70% total return.1 Also in comparison, the Fund's second benchmark, the Linked MSCI ACWI 100% Hedged to USD/World, posted a +1.70% total return,2 and the Fund's third benchmark, the MSCI ACWI, posted a +1.13% total return.3 For the 10-year period ended February 29, 2020, the Fund's Class A shares posted a +77.94% cumulative total return, compared with the Linked MSCI ACWI 100% Hedged to USD/World's +151.96% cumulative total return for the same period.2 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index, posted positive returns during the six months under review. Although global economic growth remained tepid, interest-rate cuts from many central banks and the easing of trade tensions during the period contributed to the generally positive environment for equities. However, investor fears about the global outbreak of the novel coronavirus (COVID-19) and a prolonged economic disruption worldwide caused a steep market decline in late February 2020. Anticipating global supply chain disruptions, travel restrictions and subdued consumer spending, many investors scaled back equity holdings in favor of perceived safe investments such as government bonds and gold.

In the U.S., economic growth was supported by a strong labor market and continued, though slowing, gains in

1.Source: FactSet.

2.Source: FactSet. The Linked MSCI ACWI 100% Hedged to USD/World reflects performance of the MSCI World Index through 6/29/2016 and performance of the MSCI ACWI 100% Hedged to USD thereafter. As of 2/29/20, the Fund's Class A 10-year average annual total return not including the maximum sales charge was +5.93%, compared with the Linked MSCI ACWI 100% Hedged to USD/World's 10-year average annual total return of +151.96%.

3.Source: Morningstar. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 15.

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TEMPLETON WORLD FUND

consumer spending. The unemployment rate fell from 3.7% in July 2019 to 3.5% in at period-end.4 Wages also grew, albeit at a moderate pace, and inflation remained historically low. While a strong consumer sector has been the main driver of economic growth, signs of cooling demand raised concerns that growth could stall.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets as it continued its accommodative monetary policy. The Fed cut the federal funds target rate twice during the reporting period, lowering it to a range of 1.50%–1.75%. On February 28, 2020, Fed Chair Jerome Powell indicated the Fed is prepared to use its tools as appropriate to support the U.S. economy amid the economic risks posed by the COVID-19 outbreak, although economic fundamentals remained robust.

Growth in the eurozone slowed significantly, raising concerns that the region was on the verge of a recession. German economic activity, which relies heavily on exports, was adversely affected by the slowdown in global trade due to the U.S.-China trade conflict and the COVID-19 outbreak. Growth also remained persistently weak in Italy, where political uncertainty and a large budget deficit weighed on the economy, as did the COVID-19 outbreak in the country beginning in February 2020. European developed market equities, as measured by the MSCI Europe Index, declined slightly for the period, as gains resulting from easing trade tensions and a Brexit agreement were offset by the market downturn in February.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index, ended the period with modest gains. The U.S.-China trade conflict was a significant source of volatility for Asian stocks, which fluctuated in line with investor sentiment regarding a trade deal through much of the period. A trade agreement reached between the two countries in December 2019 propelled Asian stocks, but these gains were largely reversed following the COVID-19 outbreak. Economic activity in Asia slowed dramatically as many businesses temporarily halted operations in heavily affected countries and manufacturing activity plummeted in the region's major economies, notably China, South Korea and Japan.

Emerging market stocks, as measured by the MSCI Emerging Markets Index, also ended the period with modest gains, despite several sharp selloffs. Many emerging market central banks cut interest rates throughout the reporting

Top 10 Sectors/Industries 2/29/20

% of Total
Net Assets

Banks	12.6%

Pharmaceuticals	11.8%

Oil, Gas & Consumable Fuels	5.9%

Food & Staples Retailing	5.8%

Diversified Telecommunication Services	4.8%

Metals & Mining	4.2%

Industrial Conglomerates	3.9%

Multi-Utilities	3.4%

Technology Hardware, Storage & Peripherals	3.0%

Biotechnology	2.9%

period, which, along with resilient GDP growth prior to the COVID-19 outbreak, provided a generally supportive environment for equities.

Investment Strategy

Our investment strategy employs a bottom-up, value- oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider the company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager's Discussion

The Fund slightly underperformed its benchmark, the MSCI ACWI 100% Hedged to USD, during the six months under review. The beginning of the period saw the best week for global value stocks, relative to growth, since the Global Financial Crisis (GFC) in 2008. This proved to be a short-lived reprieve for long-suffering value investors, as the end of the period saw the worst week for global stocks—of all types—since the GFC. The Fund kept pace with the broader market when value rallied hard in September as well as when volatility spiked and stocks declined in late February.

Stock selection and an overweighted allocation in the health care sector contributed to relative performance.5 Shares of Swiss biotechnology firm Roche Holding rose after the

4.Source: U.S. Bureau of Labor Statistics.

5.The health care sector comprises biotechnology, health care providers and services, and pharmaceuticals in the SOI.

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TEMPLETON WORLD FUND

company reported better-than-expected 2019 earnings and introduced the first commercial test for COVID-19. Select pharmaceuticals stocks remain attractive, in our view. We believe valuations reflect uncertainty surrounding U.S. politics and drug pricing regulation, but largely ignore the upside potential inherent in an innovative sector with counter-cyclical demand characteristics.

Stock selection in the consumer discretionary and consumer staples sectors also benefited relative results.6 In consumer discretionary, shares of Japanese electronics manufacturer Panasonic rose the most since 2016 after the firm reported that its battery joint venture with electric car-maker Tesla (not a Fund holding) had turned profitable in the fourth quarter. The company continues to execute on what we believe to be a sensible strategic plan and should offer solid restructuring potential over our investment horizon. In consumer staples, shares of U.S. grocer Kroger rallied after Warren Buffet's Berkshire Hathaway (not a Fund holding) initiated a stake in the company. We believe Kroger is well-positioned to benefit from a period of heavy investment spending and has the scale and brand loyalty required to gain market share in a recession resilient, albeit structurally challenged, industry.

Elsewhere, South Korean semiconductor and consumer electronics firm Samsung Electronics contributed significantly to relative results. The company's share price advanced after the firm beat earnings estimates on better-than-expected memory chip pricing. In our view, the stock remains exceedingly cheap for a global technology leader with a strong shareholder return focus.

Turning to detractors, an underweighted position in the well-performing information technology (IT) sector detracted from relative performance.7 There were no significant individual detractors among the Fund's IT holdings.

Stock selection in the communication services sector also detracted from relative returns, pressured by Luxembourg- based satellite operator SES.8 Shares slumped in reaction to a U.S. regulatory decision pertaining to an upcoming spectrum auction. Our analysis suggests that SES's current share price reflects little or no upside from spectrum monetization and is excessively punitive, leaving the core business trading at attractive valuations. We remain

Top 10 Holdings 2/29/20

Company	% of Total
Sector/Industry, Country	Net Assets

Roche Holding AG	3.3%
Pharmaceuticals, Switzerland

Samsung Electronics Co. Ltd.	3.0%
Technology Hardware, Storage & Peripherals,
South Korea

Gilead Sciences Inc.	2.9%
Biotechnology, U.S.

Kellogg Co.	2.7%
Food Products, U.S.

Sanofi	2.5%
Pharmaceuticals, France

Singapore Telecommunications Ltd.	2.5%
Diversified Telecommunication Services, Singapore

ING Groep NV	2.4%
Banks, Netherlands

The Kroger Co.	2.4%
Food & Staples Retailing, U.S.

Takeda Pharmaceutical Co. Ltd.	2.3%
Pharmaceuticals, Japan

Bayer AG	2.3%
Pharmaceuticals, Germany

constructive on the stock given its strong balance sheet, healthy dividend yield and our expectation of stabilization and renewed growth in SES's core business over a long-term investment horizon.

In the energy sector, an overweighted allocation hurt relative performance, pressured by major integrated oil companies like Royal Dutch Shell (U.K.), Exxon Mobil (U.S.), BP (U.K.) and Eni (Italy).9 In recent quarters, we have used oil price fluctuations to rotate out of price-sensitive oil services stocks and into more resilient integrated oil producers. While the integrated oil firms held up better than the services stocks as oil prices slumped at period-end, the integrateds were hit hard as well. These stocks have declined somewhat indiscriminately and in our view looked mostly too lowly valued to sell at period-end, though supply and demand in oil markets is notoriously messy. A combination of coronavirus-led demand reduction and lack of political

6.The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; household durables; internet and direct marketing retail; leisure products; multiline retail; and specialty retail in the SOI. The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI.

7.The IT sector comprises electronic equipment, instruments and components; software; and technology hardware, storage and peripherals in the SOI.

8.The communication services sector comprises diversified telecommunication services, interactive media and services, media and wireless telecommunication services in the SOI.

9.The energy sector comprises oil, gas and consumable fuels in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON WORLD FUND

coordination on the supply side could also weigh on oil prices and energy stocks in the near-term.

From a regional standpoint, stock selection in Israel, the only country held in the Middle East and Africa region, and Europe contributed to relative returns. France, Germany and Switzerland led the way in the latter region. Stock selection and an underweighted allocation in North America detracted from relative performance, as did stock selection in Asia, particularly in China.

In our view, equity markets have been in a speculative frenzy over the past six months following the Fed's decision to re-expand its balance sheet in September. In recognition of rising risks as the market cycle matures, we have tried to construct more resilient, better-balanced, better-diversified and higher-conviction portfolios capable of weathering periods of heightened volatility. In recent quarters, we have raised cash levels, upgraded the quality of our bank holdings, and increased exposure to defensive sectors and sub-sectors like precious metals, consumer staples and telecommunications. We have also increased exposure to the defensive Japanese yen via new acquisitions of Japanese firms positioned to benefit from restructuring and reform. Finally, we have used this period to develop a "reserve list" of stocks we would like to own if valuations permit. As volatility engulfed markets in February and the risk-reward profiles of specific securities improved, we began using elevated cash levels to opportunistically initiate positions in select reserve list stocks.

At Templeton, we welcome market dislocations because they create opportunities to make the most of our skills as fundamental analysts. We know the price we want to pay for certain stocks, but when volatility is suppressed and the market rises consistently on ever-narrower breadth, it is difficult to find desirable opportunities. Renewed volatility changes that, and seizing the opportunities that problems present has always been a part of our DNA as contrarian value investors. While we are likely entering a tumultuous period for equity markets in the near-term, we expect that volatility will continue to produce opportunities for investors with a fundamental value discipline and long-term investment horizon.

The Fund's currency hedges had a positive effect on Fund performance during the six months under review. However, one cannot expect the same results for future periods.

CFA® is a trademark owned by CFA Institute.

Top 10 Countries* 2/29/20

% of Total
Net Assets

U.S.	23.5%

Japan	14.8%

France	8.9%

Germany	7.7%

U.K.	7.1%

South Korea	3.9%

Hong Kong	3.6%

China	3.5%

Switzerland	3.3%

Singapore	2.5%

*Excludes short term investments.

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

Peter M. Moeschter, CFA

Herbert J. Arnett, Jr.

Christopher James Peel, CFA

Warren Pustam, CFA

Portfolio Management Team

6	Semiannual Report	franklintempleton.com

TEMPLETON WORLD FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Semiannual Report	7

TEMPLETON WORLD FUND

Performance Summary as of February 29, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3
6-Month	+1.68%	-3.89%

1-Year	-4.46%	-9.71%

5-Year	+7.86%	+0.38%

10-Year	+77.94%	+5.33%

Advisor
6-Month	+1.78%	+1.78%

1-Year	-4.24%	-4.24%

5-Year	+9.20%	+1.78%

10-Year	+82.52%	+6.20%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

8	Semiannual Report	franklintempleton.com

TEMPLETON WORLD FUND

PERFORMANCE SUMMARY

Distributions (9/1/19–2/29/20)
	Net Investment	Short-Term	Long-Term
Share Class	Income	Capital Gain	Capital Gain	Total

A	$0.4997	$0.0304	$0.1262	$0.6563

C	$0.4088	$0.0304	$0.1262	$0.5654

R6	$0.5289	$0.0304	$0.1262	$0.6855

Advisor	$0.5238	$0.0304	$0.1262	$0.6804

Total Annual Operating Expenses4
Share Class

A	1.05%

Advisor	0.80%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund's initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	9

TEMPLETON WORLD FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,016.80	$5.22	$1,019.69	$5.22	1.04%
C	$1,000	$1,013.20	$9.06	$1,015.86	$9.07	1.81%
R6	$1,000	$1,017.40	$3.81	$1,021.08	$3.82	0.76%
Advisor	$1,000	$1,017.80	$4.06	$1,020.84	$4.07	0.81%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements for Class R6.

10	Semiannual Report	franklintempleton.com

TEMPLETON FUNDS

Financial Highlights

Templeton World Fund

Six Months Ended		Year Ended August 31,
February 29, 2020

(unaudited)	2019	2018	2017	2016	2015

Class A

Per share operating performance

(for a share outstanding throughout the period) Net asset value, beginning of period . . . . . . . . . .

Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . .

Total from investment operations . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . .

Net realized gains . . . . . . . . . . . . . . . . . . . . .

Total distributions . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of period . . . . . . . . . . . . . .

$12.76	$17.24	$16.94	$15.47	$16.51	$20.18

0.07	0.29	0.28	0.27	0.26	0.29
0.21	(2.17)	1.03	2.21	(0.17)	(2.35)

0.28	(1.88)	1.31	2.48	0.09	(2.06)

(0.50)	(0.67)	(0.02)	(0.57)	(0.28)	(0.52)
(0.16)	(1.93)	(0.99)	(0.44)	(0.85)	(1.09)

(0.66)	(2.60)	(1.01)	(1.01)	(1.13)	(1.61)

$12.38	$12.76	$17.24	$16.94	$15.47	$16.51

Total returnc . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.68%	(10.22)%	7.81%	16.45%	0.84%	(10.59)%
Ratios to average net assetsd
Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.04%	1.05%e	1.04%f	1.06%e,f	1.07%e	1.06%e
Net investment income . . . . . . . . . . . . . . . . . . .	1.10%	2.06%	1.64%	1.63%	1.73%	1.61%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . .	$2,924,511	$3,150,057	$3,973,648	$4,240,117	$4,195,518	$4,791,792
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . .	14.37%	25.16%	28.39%	31.46%	21.62%	15.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)

Six Months Ended		Year Ended August 31,
February 29, 2020

(unaudited)	2019	2018	2017	2016	2015

Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period . . . . . . . . . . . . . .

Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . .

Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of period . . . . . . . . . . . . . . . . . .

Total returnc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsd

Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of period (000's) . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . .

$12.26	$16.35	$16.21	$14.84	$15.86	$19.44

0.02	0.13	0.14	0.14	0.14	0.15
0.20	(2.01)	0.99	2.12	(0.16)	(2.26)

0.22	(1.88)	1.13	2.26	(0.02)	(2.11)

(0.41)	(0.28)	—	(0.45)	(0.15)	(0.38)
(0.16)	(1.93)	(0.99)	(0.44)	(0.85)	(1.09)

(0.57)	(2.21)	(0.99)	(0.89)	(1.00)	(1.47)

$11.91	$12.26	$16.35	$16.21	$14.84	$15.86

1.32%	(10.94)%	7.01%	15.59%	0.11%	(11.27)%
1.81%	1.80%e	1.80%f	1.81%e,f	1.82%e	1.81%e
0.33%	1.31%	0.88%	0.88%	0.98%	0.86%
$24,012	$28,850	$117,879	$138,534	$158,126	$193,309
14.37%	25.16%	28.39%	31.46%	21.62%	15.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)

Six Months Ended		Year Ended August 31,
February 29, 2020

(unaudited)	2019	2018	2017	2016	2015

Class R6

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period . . . . . . . . . . . . . .

Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . .

Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of period . . . . . . . . . . . . . . . . . .

Total returnc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsd

Expenses before waiver and payments by affiliates and expense reduction . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates and expense reduction . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of period (000's) . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . .

$12.73	$17.21	$16.92	$15.45	$16.50	$20.18

0.09	0.34	0.33	0.32	0.32	0.35
0.20	(2.17)	1.03	2.22	(0.18)	(2.35)

0.29	(1.83)	1.36	2.54	0.14	(2.00)

(0.53)	(0.72)	(0.08)	(0.63)	(0.34)	(0.59)
(0.16)	(1.93)	(0.99)	(0.44)	(0.85)	(1.09)

(0.69)	(2.65)	(1.07)	(1.07)	(1.19)	(1.68)

$12.33	$12.73	$17.21	$16.92	$15.45	$16.50

1.74%	(9.88)%	8.13%	16.87%	1.18%	(10.30)%
0.78%	0.77%	0.74%	0.73%	0.72%	0.72%
0.76%	0.75%	0.72%e	0.73%e,f	0.72%f	0.72%f
1.38%	2.36%	1.96%	1.96%	2.08%	1.95%
$40,438	$43,595	$51,431	$55,504	$50,487	$51,733
14.37%	25.16%	28.39%	31.46%	21.62%	15.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)

Six Months Ended		Year Ended August 31,
February 29, 2020

(unaudited)	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period . . . . . . . . . . . . . .

Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . .

Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of period . . . . . . . . . . . . . . . . . .

Total returnc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsd

Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of period (000's) . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . .

$12.74	$17.23	$16.93	$15.46	$16.50	$20.18

0.09	0.33	0.32	0.32	0.30	0.33
0.20	(2.17)	1.03	2.20	(0.17)	(2.35)

0.29	(1.84)	1.35	2.52	0.13	(2.02)

(0.52)	(0.72)	(0.06)	(0.61)	(0.32)	(0.57)
(0.16)	(1.93)	(0.99)	(0.44)	(0.85)	(1.09)

(0.68)	(2.65)	(1.05)	(1.05)	(1.17)	(1.66)

$12.35	$12.74	$17.23	$16.93	$15.46	$16.50

1.78%	(9.99)%	8.09%	16.74%	1.12%	(10.38)%
0.81%	0.80%e	0.80%f	0.81%e,f	0.82%e	0.81%e
1.33%	2.31%	1.88%	1.88%	1.98%	1.86%
$105,869	$112,891	$146,883	$157,237	$113,455	$181,661
14.37%	25.16%	28.39%	31.46%	21.62%	15.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

Statement of Investments, February 29, 2020 (unaudited)

Templeton World Fund

	Industry	Shares	Value

Common Stocks 90.2%
Canada 2.1%
Wheaton Precious Metals Corp.. . . . . . . . . . . . . . . . . . . .	Metals & Mining	2,324,189	$ 66,135,600
China 3.5%
a Baidu Inc., ADR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Interactive Media & Services	226,111	27,128,798
China Telecom Corp. Ltd., H . . . . . . . . . . . . . . . . . . . . . .	Diversified Telecommunication Services	78,676,340	29,740,033
Kunlun Energy Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . .	Gas Utilities	25,814,020	18,261,593
Yum China Holdings Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	Hotels, Restaurants & Leisure	763,552	33,435,942

			108,566,366
Denmark 1.2%
A.P. Moeller-Maersk AS, B. . . . . . . . . . . . . . . . . . . . . . . .	Marine	37,456	37,761,519
France 8.9%
ArcelorMittal SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Metals & Mining	2,203,563	31,348,718
BNP Paribas SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	1,264,778	61,334,294
Compagnie de Saint-Gobain . . . . . . . . . . . . . . . . . . . . . .	Building Products	634,910	22,396,993
Credit Agricole SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	2,642,770	31,751,143
Sanofi. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	837,430	78,029,265
Veolia Environnement SA . . . . . . . . . . . . . . . . . . . . . . . .	Multi-Utilities	1,788,710	51,485,410
			276,345,823
Germany 7.7%
Bayer AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	983,290	71,442,764
Deutsche Telekom AG . . . . . . . . . . . . . . . . . . . . . . . . . .	Diversified Telecommunication Services	1,063,550	17,405,957
E.ON SE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Multi-Utilities	4,692,945	54,462,621
Merck KGaA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	345,080	41,950,855
Siemens AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Industrial Conglomerates	503,480	51,744,364
			237,006,561
Hong Kong 3.6%
CK Asset Holdings Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . .	Real Estate Management & Development	3,729,890	23,807,614
CK Hutchison Holdings Ltd.. . . . . . . . . . . . . . . . . . . . . . .	Industrial Conglomerates	7,710,590	68,161,697
Sun Hung Kai Properties Ltd. . . . . . . . . . . . . . . . . . . . . .	Real Estate Management & Development	1,284,000	18,558,039
			110,527,350
India 0.6%
Hero Motocorp Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Automobiles	676,490	19,260,125
Ireland 0.1%
Bank of Ireland Group PLC . . . . . . . . . . . . . . . . . . . . . . .	Banks	589,103	2,203,677
Italy 0.7%
Eni SpA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	1,877,894	23,374,683
Japan 14.8%
Honda Motor Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Automobiles	1,286,300	33,353,372
Kirin Holdings Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . .	Beverages	1,802,700	34,646,436
Komatsu Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Machinery	1,036,500	20,952,728
Kyocera Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Electronic Equipment, Instruments
	& Components	777,500	48,940,768
Mitsubishi Electric Corp. . . . . . . . . . . . . . . . . . . . . . . . . .	Electrical Equipment	2,530,700	32,136,245
Mitsui Fudosan Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . .	Real Estate Management & Development	1,763,640	40,470,691
Panasonic Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Household Durables	6,765,990	64,579,750
Seven & i Holdings Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . .	Food & Staples Retailing	1,054,700	36,105,879

franklintempleton.com		Semiannual Report	15

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED )

Templeton World Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Sumitomo Mitsui Financial Group Inc.. . . . . . . . . . . . . . . .	Banks	1,317,030	$ 42,500,185
Suntory Beverage & Food Ltd. . . . . . . . . . . . . . . . . . . . . .	Beverages	830,210	31,604,345
Takeda Pharmaceutical Co. Ltd.. . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	2,077,230	72,399,541
			457,689,940
Luxembourg 1.5%
SES SA, IDR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Media	4,042,586	46,279,938
Macau 0.8%
Galaxy Entertainment Group Ltd.. . . . . . . . . . . . . . . . . . .	Hotels, Restaurants & Leisure	3,767,000	25,638,983
Netherlands 2.4%
ING Groep NV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	7,684,222	73,512,827
Portugal 0.8%
Galp Energia SGPS SA, B . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	1,720,350	23,708,273
Singapore 2.5%
Singapore Telecommunications Ltd. . . . . . . . . . . . . . . . . .	Diversified Telecommunication Services	35,154,451	76,168,532
South Korea 3.9%
KB Financial Group Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	925,564	29,990,954
Samsung Electronics Co. Ltd. . . . . . . . . . . . . . . . . . . . . .	Technology Hardware, Storage & Peripherals	2,040,400	92,118,916

			122,109,870
Switzerland 3.3%

Roche Holding AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	315,502	101,355,210
Thailand 1.2%

Bangkok Bank PCL, fgn. . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	9,259,860	38,868,928
United Kingdom 7.1%

Barclays PLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	9,400,707	18,019,882
BP PLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	9,430,526	49,006,866
Kingfisher PLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Specialty Retail	18,450,081	45,339,892
Royal Dutch Shell PLC, B . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	2,191,977	47,520,848
Standard Chartered PLC. . . . . . . . . . . . . . . . . . . . . . . . .	Banks	500,880	3,625,116
Vodafone Group PLC . . . . . . . . . . . . . . . . . . . . . . . . . . .	Wireless Telecommunication Services	32,465,384	56,752,380

			220,264,984
United States 23.5%
a Booking Holdings Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Internet & Direct Marketing Retail	9,234	15,657,724
Cardinal Health Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Health Care Providers & Services	365,735	19,062,108
Citigroup Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	759,799	48,216,844
Comcast Corp., A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Media	818,214	33,080,392
a Dollar Tree Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Multiline Retail	486,650	40,406,549
Exxon Mobil Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	767,250	39,467,340
Freeport-McMoRan Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	Metals & Mining	3,329,417	33,160,993
Gilead Sciences Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Biotechnology	1,300,850	90,226,956
Kellogg Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Food Products	1,393,729	84,278,793
The Kroger Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Food & Staples Retailing	2,610,320	73,428,302
a Mattel Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Leisure Products	2,751,723	32,442,814
Oracle Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Software	1,088,594	53,841,859
United Parcel Service Inc., B . . . . . . . . . . . . . . . . . . . . . .	Air Freight & Logistics	321,132	29,059,235

16	Semiannual Report	franklintempleton.com

Net Assets 100.0%

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED )

Templeton World Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)
United States (continued)
Verizon Communications Inc. . . . . . . . . . . . . . . . . . . . . .	Diversified Telecommunication Services	452,235	$ 24,493,048
Walgreens Boots Alliance Inc. . . . . . . . . . . . . . . . . . . . . .	Food & Staples Retailing	1,493,330	68,334,781
Wells Fargo & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	1,006,449	41,113,442
			726,271,180
Total Common Stocks
(Cost $2,856,787,847) . . . . . . . . . . . . . . . . . . . . .			2,793,050,369
		Principal
		Amount*
Short Term Investments 3.5%
Time Deposits 3.5%
Canada 3.5%
National Bank of Canada, 1.57%, 3/02/20. . . . . . . . . . . . .		$82,000,000	82,000,000
Royal Bank of Canada, 1.56%, 3/02/20 . . . . . . . . . . . . . .		25,000,000	25,000,000
Total Time Deposits (Cost $107,000,000)
			107,000,000

Total Investments (Cost $2,963,787,847) 93.7% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Assets, less Liabilities 6.3% . . . . . . . . . .

. . . . . . . . . . . . . . . . . . . . . . . .

2,900,050,369

194,779,194

$3,094,829,563

*The principal amount is stated in U.S. dollars unless otherwise indicated. aNon-income producing.

franklintempleton.com	Semiannual Report	17

TEMPLETON FUNDS

STATEMENT OF INVESTMENT S (UNAUDITED )

Templeton World Fund (continued)

At February 29, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterpartya	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
British Pound . . . . . . . . . . . . . . . .	BOFA	Buy	1,754,277	$ 2,243,615	4/16/20	$9,048	$—
British Pound . . . . . . . . . . . . . . . .	BOFA	Buy	13,889,899	18,081,565	4/16/20	—	(245,578)
British Pound . . . . . . . . . . . . . . . .	BOFA	Sell	51,147,308	66,568,221	4/16/20	890,081	—
British Pound . . . . . . . . . . . . . . . .	GSCO	Buy	1,754,277	2,245,085	4/16/20	7,578	—
British Pound . . . . . . . . . . . . . . . .	GSCO	Buy	13,889,899	18,080,753	4/16/20	—	(244,767)
British Pound . . . . . . . . . . . . . . . .	GSCO	Sell	51,136,007	66,538,683	4/16/20	875,054	—
British Pound . . . . . . . . . . . . . . . .	HSBK	Buy	1,754,277	2,245,246	4/16/20	7,417	—
British Pound . . . . . . . . . . . . . . . .	HSBK	Buy	13,889,899	18,081,938	4/16/20	—	(245,952)
British Pound . . . . . . . . . . . . . . . .	HSBK	Sell	51,143,141	66,553,081	4/16/20	880,291	—
British Pound . . . . . . . . . . . . . . . .	MSCO	Buy	1,754,277	2,244,081	4/16/20	8,582	—
British Pound . . . . . . . . . . . . . . . .	MSCO	Buy	13,889,899	18,082,975	4/16/20	—	(246,987)
British Pound . . . . . . . . . . . . . . . .	MSCO	Sell	51,145,968	66,555,225	4/16/20	878,805	—
British Pound . . . . . . . . . . . . . . . .	UBSW	Buy	1,754,277	2,244,792	4/16/20	7,871	—
British Pound . . . . . . . . . . . . . . . .	UBSW	Buy	13,889,899	18,081,586	4/16/20	—	(245,596)
British Pound . . . . . . . . . . . . . . . .	UBSW	Sell	51,144,149	66,555,416	4/16/20	881,331	—
Canadian Dollar . . . . . . . . . . . . . .	BOFA	Sell	18,967,656	14,520,511	4/16/20	379,361	—
Canadian Dollar . . . . . . . . . . . . . .	GSCO	Sell	18,969,428	14,518,513	4/16/20	376,044	—
Canadian Dollar . . . . . . . . . . . . . .	HSBK	Sell	18,968,180	14,519,724	4/16/20	378,185	—
Canadian Dollar . . . . . . . . . . . . . .	MSCO	Sell	18,967,511	14,517,095	4/16/20	376,055	—
Canadian Dollar . . . . . . . . . . . . . .	UBSW	Sell	18,966,313	14,518,235	4/16/20	378,088	—
Danish Krone . . . . . . . . . . . . . . . .	BOFA	Buy	5,280,578	788,584	4/16/20	—	(6,686)
Danish Krone . . . . . . . . . . . . . . . .	BOFA	Buy	6,184,313	909,644	4/16/20	6,071	—
Danish Krone . . . . . . . . . . . . . . . .	BOFA	Sell	16,060,767	2,333,374	4/16/20	—	(44,757)
Danish Krone . . . . . . . . . . . . . . . .	BOFA	Sell	45,467,288	6,812,630	4/16/20	80,253	—
Danish Krone . . . . . . . . . . . . . . . .	GSCO	Buy	5,280,578	788,614	4/16/20	—	(6,714)
Danish Krone . . . . . . . . . . . . . . . .	GSCO	Buy	6,184,313	909,708	4/16/20	6,007	—
Danish Krone . . . . . . . . . . . . . . . .	GSCO	Sell	16,062,066	2,333,374	4/16/20	—	(44,949)
Danish Krone . . . . . . . . . . . . . . . .	GSCO	Sell	44,435,131	6,657,347	4/16/20	77,803	—
Danish Krone . . . . . . . . . . . . . . . .	HSBK	Buy	5,280,578	788,587	4/16/20	—	(6,687)
Danish Krone . . . . . . . . . . . . . . . .	HSBK	Buy	6,184,313	909,587	4/16/20	6,128	—
Danish Krone . . . . . . . . . . . . . . . .	HSBK	Sell	16,060,361	2,333,374	4/16/20	—	(44,696)
Danish Krone . . . . . . . . . . . . . . . .	HSBK	Sell	45,438,735	6,808,015	4/16/20	79,867	—
Danish Krone . . . . . . . . . . . . . . . .	MSCO	Buy	5,280,578	788,618	4/16/20	—	(6,719)
Danish Krone . . . . . . . . . . . . . . . .	MSCO	Buy	6,184,313	909,705	4/16/20	6,011	—
Danish Krone . . . . . . . . . . . . . . . .	MSCO	Sell	16,061,021	2,333,374	4/16/20	—	(44,793)
Danish Krone . . . . . . . . . . . . . . . .	MSCO	Sell	45,441,832	6,808,428	4/16/20	79,821	—
Danish Krone . . . . . . . . . . . . . . . .	UBSW	Buy	5,280,578	788,611	4/16/20	—	(6,711)
Danish Krone . . . . . . . . . . . . . . . .	UBSW	Buy	6,184,313	909,593	4/16/20	6,122	—
Danish Krone . . . . . . . . . . . . . . . .	UBSW	Sell	16,059,783	2,333,374	4/16/20	—	(44,611)
Danish Krone . . . . . . . . . . . . . . . .	UBSW	Sell	45,483,185	6,814,001	4/16/20	79,271	—
Euro . . . . . . . . . . . . . . . . . . . . . .	BOFA	Buy	5,273,882	5,859,968	4/16/20	—	(26,138)
Euro . . . . . . . . . . . . . . . . . . . . . .	BOFA	Buy	10,609,932	11,626,453	4/16/20	109,978	—
Euro . . . . . . . . . . . . . . . . . . . . . .	BOFA	Sell	141,533,635	158,390,291	4/16/20	1,829,476	—
Euro . . . . . . . . . . . . . . . . . . . . . .	GSCO	Buy	5,273,882	5,859,568	4/16/20	—	(25,737)
Euro . . . . . . . . . . . . . . . . . . . . . .	GSCO	Buy	10,609,932	11,627,428	4/16/20	109,002	—

18	Semiannual Report	franklintempleton.com

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED )

Templeton World Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterpartya	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro . . . . . . . . . . . . . . . . . . . . . .	GSCO	Sell	141,544,002	$158,387,880	4/16/20	$ 1,815,597	$—
Euro . . . . . . . . . . . . . . . . . . . . . .	HSBK	Buy	5,273,882	5,860,127	4/16/20	—	(26,296)
Euro . . . . . . . . . . . . . . . . . . . . . .	HSBK	Buy	10,609,932	11,626,278	4/16/20	110,153	—
Euro . . . . . . . . . . . . . . . . . . . . . .	HSBK	Sell	141,526,652	158,368,324	4/16/20	1,815,233	—
Euro . . . . . . . . . . . . . . . . . . . . . .	MSCO	Buy	5,273,882	5,861,555	4/16/20	—	(27,724)
Euro . . . . . . . . . . . . . . . . . . . . . .	MSCO	Buy	10,609,932	11,628,092	4/16/20	108,338	—
Euro . . . . . . . . . . . . . . . . . . . . . .	MSCO	Sell	141,521,475	158,371,022	4/16/20	1,823,658	—
Euro . . . . . . . . . . . . . . . . . . . . . .	UBSW	Buy	5,273,882	5,859,810	4/16/20	—	(25,980)
Euro . . . . . . . . . . . . . . . . . . . . . .	UBSW	Buy	10,609,932	11,627,907	4/16/20	108,523	—
Euro . . . . . . . . . . . . . . . . . . . . . .	UBSW	Sell	141,523,222	158,364,486	4/16/20	1,815,189	—
Hong Kong Dollar . . . . . . . . . . . . .	BOFA	Buy	96,318,174	12,386,301	4/16/20	—	(28,577)
Hong Kong Dollar . . . . . . . . . . . . .	BOFA	Sell	380,260,869	48,886,772	4/16/20	98,903	—
Hong Kong Dollar . . . . . . . . . . . . .	GSCO	Buy	96,318,174	12,385,963	4/16/20	—	(28,238)
Hong Kong Dollar . . . . . . . . . . . . .	GSCO	Sell	380,256,675	48,882,462	4/16/20	95,131	—
Hong Kong Dollar . . . . . . . . . . . . .	HSBK	Buy	96,318,174	12,385,576	4/16/20	—	(27,853)
Hong Kong Dollar . . . . . . . . . . . . .	HSBK	Sell	380,236,079	48,882,894	4/16/20	98,205	—
Hong Kong Dollar . . . . . . . . . . . . .	MSCO	Buy	96,318,174	12,386,260	4/16/20	—	(28,536)
Hong Kong Dollar . . . . . . . . . . . . .	MSCO	Sell	380,272,123	48,887,151	4/16/20	97,837	—
Hong Kong Dollar . . . . . . . . . . . . .	UBSW	Buy	96,318,174	12,386,092	4/16/20	—	(28,371)
Hong Kong Dollar . . . . . . . . . . . . .	UBSW	Sell	380,247,921	48,882,594	4/16/20	96,386	—
Japanese Yen . . . . . . . . . . . . . . . .	BOFA	Sell	9,770,115,788	89,427,268	4/16/20	—	(1,312,987)
Japanese Yen . . . . . . . . . . . . . . . .	GSCO	Sell	9,770,835,397	89,437,453	4/16/20	—	(1,309,485)
Japanese Yen . . . . . . . . . . . . . . . .	HSBK	Sell	9,769,922,855	89,429,000	4/16/20	—	(1,309,464)
Japanese Yen . . . . . . . . . . . . . . . .	MSCO	Sell	9,770,371,897	89,434,091	4/16/20	—	(1,308,543)
Japanese Yen . . . . . . . . . . . . . . . .	UBSW	Sell	9,126,325,413	83,534,397	4/16/20	—	(1,226,634)
Singapore Dollar . . . . . . . . . . . . . .	BOFA	Buy	674,551	483,788	4/16/20	591	—
Singapore Dollar . . . . . . . . . . . . . .	BOFA	Sell	21,891,632	16,263,127	4/16/20	543,248	—
Singapore Dollar . . . . . . . . . . . . . .	GSCO	Buy	674,551	483,808	4/16/20	571	—
Singapore Dollar . . . . . . . . . . . . . .	GSCO	Sell	21,895,556	16,264,108	4/16/20	541,412	—
Singapore Dollar . . . . . . . . . . . . . .	HSBK	Buy	674,551	483,834	4/16/20	546	—
Singapore Dollar . . . . . . . . . . . . . .	HSBK	Sell	21,888,430	16,262,077	4/16/20	544,497	—
Singapore Dollar . . . . . . . . . . . . . .	MSCO	Buy	674,551	483,831	4/16/20	548	—
Singapore Dollar . . . . . . . . . . . . . .	MSCO	Sell	21,893,307	16,265,096	4/16/20	544,014	—
Singapore Dollar . . . . . . . . . . . . . .	UBSW	Buy	674,551	483,910	4/16/20	470	—
Singapore Dollar . . . . . . . . . . . . . .	UBSW	Sell	21,891,643	16,262,531	4/16/20	542,644	—
South Korean Won . . . . . . . . . . . .	BOFA	Buy	2,661,474,439	2,233,125	4/16/20	—	(15,352)
South Korean Won . . . . . . . . . . . .	BOFA	Buy	2,858,085,568	2,359,763	4/16/20	21,844	—
South Korean Won . . . . . . . . . . . .	BOFA	Sell	45,174,849,756	39,081,971	4/16/20	1,438,333	—
South Korean Won . . . . . . . . . . . .	GSCO	Buy	2,661,474,439	2,233,267	4/16/20	—	(15,494)
South Korean Won . . . . . . . . . . . .	GSCO	Buy	2,858,085,568	2,360,094	4/16/20	21,512	—
South Korean Won . . . . . . . . . . . .	GSCO	Sell	36,864,763,378	31,894,072	4/16/20	1,175,126	—
South Korean Won . . . . . . . . . . . .	HSBK	Buy	2,661,474,439	2,233,066	4/16/20	—	(15,292)
South Korean Won . . . . . . . . . . . .	HSBK	Buy	2,858,085,568	2,360,020	4/16/20	21,587	—
South Korean Won . . . . . . . . . . . .	HSBK	Sell	34,640,888,616	29,960,983	4/16/20	1,095,164	—
South Korean Won . . . . . . . . . . . .	MSCO	Buy	2,661,474,439	2,233,389	4/16/20	—	(15,615)
South Korean Won . . . . . . . . . . . .	MSCO	Buy	2,858,085,568	2,360,333	4/16/20	21,274	—
franklintempleton.com	Semiannual Report	19

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED )

Templeton World Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterpartya	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won . . . . . . . . . . . .	MSCO	Sell	29,164,324,699	$25,221,237	4/16/20	$918,969	$—
South Korean Won . . . . . . . . . . . .	UBSW	Buy	2,661,474,439	2,233,433	4/16/20	—	(15,659)
South Korean Won . . . . . . . . . . . .	UBSW	Buy	2,858,085,568	2,360,378	4/16/20	21,229	—
South Korean Won . . . . . . . . . . . .	UBSW	Sell	29,191,518,636	25,246,719	4/16/20	921,791	—
Swiss Franc . . . . . . . . . . . . . . . . .	BOFA	Sell	1,814,647	1,886,053	4/16/20	302	—
Swiss Franc . . . . . . . . . . . . . . . . .	BOFA	Sell	18,353,811	19,004,723	4/16/20	—	(68,252)
Swiss Franc . . . . . . . . . . . . . . . . .	GSCO	Sell	1,814,802	1,886,053	4/16/20	141	—
Swiss Franc . . . . . . . . . . . . . . . . .	GSCO	Sell	18,371,265	19,020,629	4/16/20	—	(70,483)
Swiss Franc . . . . . . . . . . . . . . . . .	HSBK	Sell	1,814,534	1,886,053	4/16/20	420	—
Swiss Franc . . . . . . . . . . . . . . . . .	HSBK	Sell	18,347,934	18,996,474	4/16/20	—	(70,394)
Swiss Franc . . . . . . . . . . . . . . . . .	MSCO	Sell	1,814,911	1,886,053	4/16/20	28	—
Swiss Franc . . . . . . . . . . . . . . . . .	MSCO	Sell	18,347,040	18,995,745	4/16/20	—	(70,194)
Swiss Franc . . . . . . . . . . . . . . . . .	UBSW	Sell	1,814,623	1,886,053	4/16/20	328	—
Swiss Franc . . . . . . . . . . . . . . . . .	UBSW	Sell	18,353,232	19,001,172	4/16/20	—	(71,201)
Thailand Baht . . . . . . . . . . . . . . . .	BOFA	Buy	10,815,977	350,111	4/16/20	—	(7,204)
Thailand Baht . . . . . . . . . . . . . . . .	BOFA	Buy	26,589,096	837,241	4/16/20	5,734	—
Thailand Baht . . . . . . . . . . . . . . . .	BOFA	Sell	272,685,538	9,030,519	4/16/20	385,362	—
Thailand Baht . . . . . . . . . . . . . . . .	GSCO	Buy	10,815,977	350,145	4/16/20	—	(7,238)
Thailand Baht . . . . . . . . . . . . . . . .	GSCO	Buy	26,589,096	831,981	4/16/20	10,995	—
Thailand Baht . . . . . . . . . . . . . . . .	GSCO	Sell	272,816,807	9,032,174	4/16/20	382,855	—
Thailand Baht . . . . . . . . . . . . . . . .	HSBK	Buy	10,815,977	349,952	4/16/20	—	(7,045)
Thailand Baht . . . . . . . . . . . . . . . .	HSBK	Buy	26,589,096	837,250	4/16/20	5,724	—
Thailand Baht . . . . . . . . . . . . . . . .	HSBK	Sell	272,718,651	9,031,316	4/16/20	385,109	—
Thailand Baht . . . . . . . . . . . . . . . .	MSCO	Buy	10,815,977	349,873	4/16/20	—	(6,966)
Thailand Baht . . . . . . . . . . . . . . . .	MSCO	Buy	26,589,096	837,108	4/16/20	5,866	—
Thailand Baht . . . . . . . . . . . . . . . .	MSCO	Sell	272,664,441	9,027,727	4/16/20	383,239	—
Thailand Baht . . . . . . . . . . . . . . . .	UBSW	Buy	10,815,977	349,873	4/16/20	—	(6,966)
Thailand Baht . . . . . . . . . . . . . . . .	UBSW	Buy	26,589,096	837,344	4/16/20	5,632	—
Thailand Baht . . . . . . . . . . . . . . . .	UBSW	Sell	272,723,252	9,031,767	4/16/20	385,415	—

Total Forward Exchange Contracts	. . . . . . . . . . . .	. . . . . .	. . . . . . . . . . . . . .	. . . . . . . . . . .	. . . . . . . .	$27,225,274	$(8,690,121)

Net unrealized appreciation (depreciation) . . . . .		. . . . . .	. . . . . . . . . . . . . .	. . . . . . . . . . .	. . . . . . . .	$18,535,153

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 8 regarding other derivative information.

See Abbreviations on page 36.

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FINANCIA L S TAT EMENTS

Statement of Assets and Liabilities

February 29, 2020 (unaudited)

Templeton World Fund

Assets:

Investments in securities:

Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Value - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Restricted cash for OTC derivative contracts (Note 1d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign currency, at value (cost $155,464,308). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Investment securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Capital shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

European Union tax reclaims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized appreciation on OTC forward exchange contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Liabilities:

Payables:

Investment securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Capital shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Deposits from brokers for:

OTC derivative contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Unrealized depreciation on OTC forward exchange contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Accrued expenses and other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets consist of:

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$2,963,787,847

$2,900,050,369 161,069 6,430,000 157,493,424

34,387,260

988,330

14,101,566

229,594

27,225,274

4,171

3,141,071,057

23,562,276

4,364,176

1,862,845

544,598

386,576

6,430,000

8,690,121

400,902

46,241,494

$3,094,829,563

$3,233,315,561 (138,485,998)

$3,094,829,563

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

February 29, 2020 (unaudited)

Templeton World Fund

Class A:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value per sharea. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Maximum offering price per share (net asset value per share ÷ 94.50%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per sharea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

$2,924,510,585

236,228,850

$12.38

$13.10

$ 24,011,661

2,016,782

$11.91

$ 40,438,322

3,279,022

$12.33

$ 105,868,995

8,573,987

$12.35

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E MP L E TON FUNDS FINANCIAL STATEMENTS

Statement of Operations

for the six months ended February 29, 2020 (unaudited)

Templeton World Fund

Investment income:

Dividends: (net of foreign taxes)*

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees: (Note 3e)

Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses): Net realized gain (loss) from: Investments:#

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign currency transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Forward exchange contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on: Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Translation of other assets and liabilities

denominated in foreign currencies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Forward exchange contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Change in deferred taxes on unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 34,795,541

2,187,992

36,983,533

12,003,090

3,815,980

139,633

1,329,583

11,335

12,123

48,340

188,975

91,485

90,505

74,662

74,181

38,915

17,918,807

(5,403)

17,913,404

19,070,129

(97,096,976)

(869,076)

11,633,435

(86,332,617)

153,772,985

2,011,893

(11,870,091)

768,732

144,683,519

58,350,902

$ 77,421,031

*Foreign taxes withheld on dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,044,392
#Net of foreign taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,496,588
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton World Fund

	Six Months Ended
	February 29, 2020	Year Ended
	(unaudited)	August 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$19,070,129	$77,443,570
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(86,332,617)	176,856,296
Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	144,683,519	(678,396,695)

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . .	77,421,031	(424,096,829)
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(154,280,365)	(588,075,823)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,156,202)	(5,799,689)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,209,999)	(8,222,619)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,819,233)	(22,790,328)

Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(163,465,799)	(624,888,459)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(144,265,864)	161,650,576
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,383,748)	(76,313,651)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,939,949)	5,522,328
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,929,484)	3,678,515

Total capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(154,519,045)	94,537,768

Net increase (decrease) in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(240,563,813)	(954,447,520)
Net assets:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,335,393,376	4,289,840,896

End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$3,094,829,563	$3,335,393,376

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

Notes to Financial Statements (unaudited)

Templeton World Fund

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton World Fund (Fund) is included in this report. The Fund offers classes of shares: Class A, Class C, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in time deposits are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transac- tions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each

franklintempleton.com	Semiannual Report	25

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED )

Templeton World Fund (continued)

1.Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At February 29, 2020, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets

26	Semiannual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED )

Templeton World Fund (continued)

and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund's custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund's investment objectives. To the extent that the amounts due to the Fund from its counter- parties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

d. Restricted Cash

At February 29, 2020, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund's custodian and is reflected in the Statement of Assets and Liabilities.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities.

Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At February 29, 2020, the Fund had no securities on loan.

f. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the European Union, as

franklintempleton.com	Semiannual Report	27

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED )

Templeton World Fund (continued)

1.Organization and Significant Accounting Policies (continued)

f. Income and Deferred Taxes (continued)

well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date.

Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

28	Semiannual Report	franklintempleton.com

TEMPLETON FUNDS

NOTE S TO FINANCIAL STATEMENTS (UNAUDITED )

Templeton World Fund (continued)

2. Shares of Beneficial Interest

At February 29, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Six Months Ended		Year Ended
	February 29, 2020		August 31, 2019

	Shares	Amount	Shares	Amount

Class A Shares:
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,609,536	$76,595,523	16,704,222	$243,971,256
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	10,423,866	142,494,243	44,873,633	547,458,321
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(26,599,944)	(363,355,630)	(45,238,899)	(629,779,001)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(10,566,542)	$(144,265,864)	16,338,956	$161,650,576
Class C Shares:

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	83,135	$1,069,074	371,407	$4,966,212
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	83,052	1,093,794	461,706	5,438,899
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(502,104)	(6,546,616)	(5,690,915)	(86,718,762)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(335,917)	$(4,383,748)	(4,857,802)	$(76,313,651)
Class R6 Shares:

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	337,975	$4,595,942	1,183,321	$16,198,465
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	89,223	1,214,330	353,599	4,292,695
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(574,015)	(7,750,221)	(1,099,031)	(14,968,832)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(146,817)	$(1,939,949)	437,889	$5,522,328
Advisor Class Shares:

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,256,187	$17,056,737	2,753,462	$38,867,356
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	380,650	5,188,266	1,566,811	19,052,419
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,924,488)	(26,174,487)	(3,984,726)	(54,241,260)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(287,651)	$(3,929,484)	335,547	$3,678,515

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (Global Advisors)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

franklintempleton.com	Semiannual Report	29

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED )

Templeton World Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Global Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.705%	Up to and including $1 billion

0.690%	Over $1 billion, up to and including $5 billion

0.675%	Over $5 billion, up to and including $10 billion

0.655%	Over $10 billion, up to and including $15 billion

0.635%	Over $15 billion, up to and including $20 billion

0.615%	In excess of $20 billion

For the period ended February 29, 2020, the annualized gross effective investment management fee rate was 0.695% of the Fund's average daily net assets.

b. Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.25%
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers. . . . . . . . . . . . . . . . . . . . . . . .	$25,382
CDSC retained . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$508

30	Semiannual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED )

Templeton World Fund (continued)

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 29, 2020, the Fund paid transfer agent fees of $1,401,381, of which $1,030,084 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until December 31, 2020.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 29, 2020, there were no credits earned.

5. Income Taxes

At February 29, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments. . . . . . . . . . . . . . . . . . . . . . . .	$2,991,720,408

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . .	$349,818,657
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . .	(422,953,544)

Net unrealized appreciation (depreciation) . . . . . . . .	$(73,134,887)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and tax straddles.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2020, aggregated $443,954,045 and $729,437,911, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

franklintempleton.com	Semiannual Report	31

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED )

Templeton World Fund (continued)

8. Other Derivative Information

At February 29, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts	Statement of		Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value

Foreign exchange contracts . . . .	Unrealized appreciation on OTC	$27,225,274	Unrealized depreciation on OTC	$8,690,121
	forward exchange contracts		forward exchange contracts

For the period ended February 29, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Location	the Period	Operations Location	for the Period

	Net realized gain (loss) from:		Net change in unrealized
appreciation (depreciation) on:
Foreign exchange contracts . . .	Forward exchange contracts	$11,633,435	Forward exchange contracts	$(11,870,091)

For the period ended February 29, 2020, the average month end contract value of forward exchange contracts was $2,349,531,074.

At February 29, 2020, OTC derivative assets and liabilities are as follows:

	Gross Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities

	Assetsa	Liabilitiesa
Derivatives
Forward exchange contracts . . . . .	$27,225,274	$8,690,121

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

32	Semiannual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton World Fund (continued)

At February 29, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross

	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Receiveda,b	Receivedb	than zero)
BOFA . . . . . . . . . . . . . . . . . . . . .	$ 5,798,585	$(1,755,531)	$ (4,043,054)	$—	$—
GSCO . . . . . . . . . . . . . . . . . . . . .	5,494,828	(1,753,105)	—	(3,741,723)	—
HSBK . . . . . . . . . . . . . . . . . . . . .	5,428,526	(1,753,679)	(3,674,847)	—	—
MSCO. . . . . . . . . . . . . . . . . . . . .	5,253,045	(1,756,077)	(3,496,968)	—	—
UBSW. . . . . . . . . . . . . . . . . . . . .	5,250,290	(1,671,729)	(3,228,561)	(350,000)	—

Total . . . . . . . . . . . . . . . . . . .	$27,225,274	$(8,690,121)	$(14,443,430)	$(4,091,723)	$—

At February 29, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross

	Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)

BOFA . . . . . . . . . . . . . . . . . . . .	$1,755,531	$(1,755,531)	$—	$—	$—
GSCO. . . . . . . . . . . . . . . . . . . .	1,753,105	(1,753,105)	—	—	—
HSBK . . . . . . . . . . . . . . . . . . . .	1,753,679	(1,753,679)	—	—	—
MSCO. . . . . . . . . . . . . . . . . . . .	1,756,077	(1,756,077)	—	—	—
UBSW. . . . . . . . . . . . . . . . . . . .	1,671,729	(1,671,729)	—	—	—

Total . . . . . . . . . . . . . . . . . .	$8,690,121	$(8,690,121)	$—	$—	$—

aAt February 29, 2020, the Fund received U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives. bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral- ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 36.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

franklintempleton.com	Semiannual Report	33

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton World Fund (continued)

9. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 29, 2020, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

34	Semiannual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton World Fund (continued)

A summary of inputs used as of February 29, 2020, in valuing the Fund's assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:a
Equity Investments:
China . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$60,564,740	$48,001,626	$—	$108,566,366
Denmark . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	37,761,519	—	37,761,519
France . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	276,345,823	—	276,345,823
Germany . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	237,006,561	—	237,006,561
Hong Kong . . . . . . . . . . . . . . . . . . . . . . . . . .	—	110,527,350	—	110,527,350
India . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	19,260,125	—	19,260,125
Ireland . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	2,203,677	—	2,203,677
Italy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	23,374,683	—	23,374,683
Macau . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	25,638,983	—	25,638,983
Netherlands . . . . . . . . . . . . . . . . . . . . . . . . .	—	73,512,827	—	73,512,827
Portugal . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	23,708,273	—	23,708,273
Singapore . . . . . . . . . . . . . . . . . . . . . . . . . .	—	76,168,532	—	76,168,532
Switzerland . . . . . . . . . . . . . . . . . . . . . . . . .	—	101,355,210	—	101,355,210
Thailand. . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	38,868,928	—	38,868,928
United Kingdom . . . . . . . . . . . . . . . . . . . . . .	—	220,264,984	—	220,264,984
All Other Equity Investments. . . . . . . . . . . . . .	1,418,486,528	—	—	1,418,486,528
Short Term Investments . . . . . . . . . . . . . . . . . .	—	107,000,000	—	107,000,000

Total Investments in Securities . . . . . . . . . . .	$1,479,051,268	$1,420,999,101	$—	$2,900,050,369

Other Financial Instruments:
Forward Exchange Contracts . . . . . . . . . . . . . .	$—	$27,225,274	$—	$27,225,274

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts . . . . . . . . . . . . . .	$—	$8,690,121	$—	$8,690,121

aFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

Subsequent to February 29, 2020, there has been a global outbreak of a novel coronavirus disease (COVID-19), which the World Health Organization has declared a pandemic. Unexpected events like COVID-19 can cause adverse effects on many companies, sectors, nations, regions and the market in general, in ways that cannot be foreseen. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

franklintempleton.com	Semiannual Report	35

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED )

Templeton World Fund (continued)

Abbreviations

Counterparty		Selected Portfolio

BOFA	Bank of America Corp.	ADR	American Depositary Receipt
GSCO	The Goldman Sachs Group, Inc.	IDR	International Depositary Receipt
HSBK	HSBC Bank PLC
MSCO	Morgan Stanley
UBSW	UBS AG

36	Semiannual Report	franklintempleton.com

TEMPLETON FUNDS

Tax Information (unaudited)

Templeton World Fund

At August 31, 2019, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 19, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0345	$0.3213	$0.2556
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0345	$0.2451	$0.1949
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0345	$0.3382	$0.2691
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0345	$0.3349	$0.2663

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com	Semiannual Report	37

TEMPLETON FUNDS

TEMPLETON WORLD FUND

Shareholder Information

Proxy Voting Policies and Procedures The

Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL

33301, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

38	Semiannual Report	franklintempleton.com

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter

Templeton World Fund

Investment Manager	Distributor	Shareholder Services
Templeton Global Advisors	Franklin Templeton Distributors, Inc.	(800) 632-2301
Limited	(800) DIAL BEN® / 342-5236
franklintempleton.com
© 2020 Franklin Templeton Investments. All rights reserved.		102 S 04/20

TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value." You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50

=$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
Advisor	$1,000	$1,059.20	$4.97	$1,020.04	$4.87	0.97%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

Semiannual Report	0

TEMPLETON FUNDS

Financial Highlights

Templeton International Climate Change Fund

Six Months Ended	Year Ended August 31,
February 29, 2020
(unaudited)	2019	2018a

Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetse

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of period (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 8.91	$ 9.64	$10.00
0.01	0.27	0.04
0.55	(0.93)	(0.40)

0.56	(0.66)	(0.36)

(0.30)	(0.05)	—
—	(0.02)	—

(0.30)	(0.07)	—

$ 9.17	$ 8.91	$ 9.64

5.92%	(6.75)%	(3.60)%
5.72%	9.65%	13.30%
0.97%f	0.97%	0.97%
0.21%	2.94%	1.51%
$1,834	$1,783	$1,929
21.10%	9.55%	7.95%

aFor the period June 1, 2018 (commencement of operations) to August 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any. fBenefit of expense reduction rounds to less than 0.01%.

1 Semiannual Report | The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS

Statement of Investments, February 29, 2020 (unaudited)

Templeton International Climate Change Fund

	Industry	Shares	Value
Common Stocks 94.1%
Austria 0.9%
Lenzing AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Chemicals	244	$ 16,316
Belgium 4.0%
Recticel SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Chemicals	2,931	21,791
Umicore SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Chemicals	1,212	50,990
			72,781
China 1.5%
China Mobile Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Wireless Telecommunication Services	3,500	27,855
Denmark 5.8%
Orsted AS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Electric Utilities	565	58,275
Vestas Wind Systems AS. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Electrical Equipment	498	48,002
			106,277
France 12.8%
BNP Paribas SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	858	41,608
Cie Generale des Etablissements Michelin SCA . . . . . . . . . . . .	Auto Components	382	40,899
Compagnie de Saint-Gobain . . . . . . . . . . . . . . . . . . . . . . . . .	Building Products	1,047	36,934
Sanofi . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	647	60,285
Sodexo SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hotels, Restaurants & Leisure	347	33,505
Veolia Environnement SA. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Multi-Utilities	773	22,250
			235,481
Germany 8.9%
E.ON SE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Multi-Utilities	6,177	71,685
Infineon Technologies AG . . . . . . . . . . . . . . . . . . . . . . . . . . .	Semiconductors & Semiconductor Equipment	1,870	39,875
Siemens AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Industrial Conglomerates	501	51,489
			163,049
India 2.3%
a Azure Power Global Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Independent Power & Renewable
	Electricity Producers	2,600	41,600
Italy 4.3%
Prysmian SpA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Electrical Equipment	3,335	79,595
Japan 13.6%
Ajinomoto Co. Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Food Products	1,800	30,210
East Japan Railway Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Road & Rail	700	53,937
Rinnai Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Household Durables	700	47,784
Sekisui House Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Household Durables	1,300	25,491
Sumitomo Metal Mining Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . .	Metals & Mining	1,600	39,798
Takeda Pharmaceutical Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	1,491	51,967
			249,187
Netherlands 9.7%
Arcadis NV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Construction & Engineering	2,906	65,928
ING Groep NV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	4,596	43,969
Signify NV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Electrical Equipment	2,266	67,454
			177,351
Singapore 2.2%
Singapore Telecommunications Ltd. . . . . . . . . . . . . . . . . . . . .	Diversified Telecommunication Services	18,600	40,300
Semiannual Report	2

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Climate Change Fund (continued)

	Industry	Shares	Value
Common Stocks (continued)
South Korea 3.3%
b Samsung Electronics Co. Ltd., GDR, 144A. . . . . . . . . . . . . . . .	Technology Hardware, Storage & Peripherals	55	$61,380
Spain 4.9%
a,c Befesa SA, Reg S . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Commercial Services & Supplies	877	28,849
Siemens Gamesa Renewable Energy SA . . . . . . . . . . . . . . . .	Electrical Equipment	3,752	60,800
			89,649
Sweden 4.7%
Billerudkorsnas AB . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Containers & Packaging	4,421	53,765
Scandi Standard AB . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Food Products	4,894	32,197
			85,962
Switzerland 2.5%
Landis+Gyr Group AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Electronic Equipment, Instruments
	& Components	570	46,681
Taiwan 4.3%
Giant Manufacturing Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . .	Leisure Products	4,500	24,586
Taiwan Semiconductor Manufacturing Co. Ltd., ADR . . . . . . . . .	Semiconductors & Semiconductor Equipment	1,000	53,840
			78,426
United Kingdom 8.4%
Johnson Matthey PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Chemicals	1,744	57,174
Standard Chartered PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	5,903	42,723
Vodafone Group PLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Wireless Telecommunication Services	31,019	54,224
			154,121
. . . .Total Common Stocks (Cost $1,811,942). . . .			1,726,011
Short Term Investments (Cost $95,401) 5.2%
Money Market Funds 5.2%
United States 5.2%
d,e Institutional Fiduciary Trust Money Market Portfolio, 1.23% . . . .		95,401	95,401
. . . .Total Investments (Cost $1,907,343) 99.3%. .			1,821,412
Other Assets, less Liabilities 0.7% . . . . . . . . . . . . .			12,135
. . . .Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . .			$1,833,547

See Abbreviations on page 13.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At February 29, 2020, the value of this security was $61,380, representing 3.3% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At February 29, 2020, the value of this security was $28,849, representing 1.6% of net assets.

dSee Note 3(e) regarding investments in affiliated management investment companies. eThe rate shown is the annualized seven-day effective yield at period end.

3 Semiannual Report | The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

February 29, 2020 (unaudited)

Templeton International Climate Change Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,811,942
Cost - Non-controlled affiliates (Note 3e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	95,401

Value - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,726,011
Value - Non-controlled affiliates (Note 3e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	95,401
Receivables:
Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,084
Affiliates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39,532
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,180

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,866,208
Liabilities:

Payables:
Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	31
Reports to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,725
Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29,905

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32,661

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,833,547
Net assets consist of:

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,990,852
Total distributable earnings (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(157,305)

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,833,547

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	200,000

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$9.17

The accompanying notes are an integral part of these financial statements. | Semiannual Report	4

TEMPLETON FUNDS FINANCIAL STATEMENTS

Statement of Operations

for the six months ended February 29, 2020 (unaudited)

Templeton International Climate Change Fund

Investment income:

Dividends: (net of foreign taxes)*

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Non-controlled affiliates (Note 3e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees (Note 3d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Pricing fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expense reductions (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses): Net realized gain (loss) from: Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign currency transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on: Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Translation of other assets and liabilities

denominated in foreign currencies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 10,924 546

11,470

6,876

195

95

3,053

41

37,484

6,624

1,420

55,788

(16)

(46,311)

9,461

2,009

(42,818)

558

(42,260)

150,229

5

150,234

107,974

$109,983

*Foreign taxes withheld on dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,500

5 Semiannual Report | The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton International Climate Change Fund

	Six Months Ended
	February 29, 2020	Year Ended
	(unaudited)	August 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,009	$53,077
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(42,260)	(22,039)
Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	150,234	(162,198)

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . .	109,983	(131,160)

Distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(59,000)	(14,800)

Net increase (decrease) in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	50,983	(145,960)
Net assets:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,782,564	1,928,524

End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,833,547	$1,782,564

The accompanying notes are an integral part of these financial statements. | Semiannual Report	6

TEMPLETON FUNDS

Notes to Financial Statements (unaudited)

Templeton International Climate Change Fund

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton International Climate Change Fund (Fund) is included in this report. The Fund has five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The Fund currently operates with one class of shares, Advisor Class.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transac- tions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent

7 Semiannual Report

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Climate Change Fund (continued)

pricing services. At February 29, 2020, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These

Semiannual Report	8

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Climate Change Fund (continued)

1.Organization and Significant Accounting Policies (continued)

d.Security Transactions, Investment Income, Expenses and Distributions (continued)

reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 29, 2020, there were an unlimited number of shares authorized (without par value). During the period ended February 29, 2020 and the year ended August 31, 2019, there were no transactions of the Fund's shares.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Corporation (FTIC)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

9 Semiannual Report

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Climate Change Fund (continued)

a. Management Fees

The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion

0.690%	Over $1 billion, up to and including $5 billion

0.675%	Over $5 billion, up to and including $10 billion

0.655%	Over $10 billion, up to and including $15 billion

0.635%	Over $15 billion, up to and including $20 billion

0.615%	Over $20 billion, up to and including $25 billion

0.605%	Over $25 billion, up to and including $30 billion

0.595%	Over $30 billion, up to and including $35 billion

0.585%	In excess of $35 billion

b. Administrative Fees

Under an agreement with FTIC, FT Services provides administrative services to the Fund. The fee is paid by FTIC based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.25%
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.00%
Class R . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.50%

d. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 29, 2020, the Fund paid transfer agent fees of $195, which were retained by Investor Services.

Semiannual Report	10

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Climate Change Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 29, 2020, the Fund held investments in affiliated management investment companies as follows:

					Net Change in		Number of
	Value at				Unrealized	Value at	Shares
	Beginning			Realized	Appreciation	End of	Held at End	Dividend
	of Period	Purchases	Sales	Gain (Loss)	(Depreciation)	Period	of Period	Income

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.23%. .	$36,996	$283,723	$(225,318)	$ —	$ —	$95,401	95,401	$546

f. Waiver and Expense Reimbursements

FTIC has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) of the Fund does not exceed 0.97%, based on the average net assets of each class until December 31, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund's fiscal year end.

g. Other Affiliated Transactions

At February 29, 2020, Franklin Resources, Inc. owned 100% of the Fund's outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 29, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At August 31, 2019, the Fund deferred post-October capital losses of $29,027.

At February 29, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,907,357
Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . .	$108,107
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . .	(194,052)

Net unrealized appreciation (depreciation) . . . . . . . . . . .	$(85,945)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of offering costs.

11 Semiannual Report

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Climate Change Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2020, aggregated $381,541 and $483,803, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 29, 2020, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Semiannual Report	12

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Climate Change Fund (continued)

9. Fair Value Measurements (continued)

A summary of inputs used as of February 29, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:a
Equity Investments:
Austria . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$16,316	$—	$16,316
Belgium . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	72,781	—	72,781
China . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	27,855	—	27,855
Denmark . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	106,277	—	106,277
France . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	235,481	—	235,481
Germany . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	163,049	—	163,049
Italy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	79,595	—	79,595
Netherlands . . . . . . . . . . . . . . . . . . . . . . . . .	—	177,351	—	177,351
Singapore . . . . . . . . . . . . . . . . . . . . . . . . . .	—	40,300	—	40,300
Spain. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	89,649	—	89,649
Sweden . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	85,962	—	85,962
Switzerland . . . . . . . . . . . . . . . . . . . . . . . . .	—	46,681	—	46,681
United Kingdom . . . . . . . . . . . . . . . . . . . . . .	—	154,121	—	154,121
All Other Equity Investments. . . . . . . . . . . . . .	430,593	—	—	430,593
Short Term Investments . . . . . . . . . . . . . . . . . .	95,401	—	—	95,401

Total Investments in Securities . . . . . . . . . . .	$525,994	$1,295,418	$—	$1,821,412

aFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

Subsequent to February 29, 2020, there has been a global outbreak of a novel coronavirus disease (COVID-19), which the World Health Organization has declared a pandemic. Unexpected events like COVID-19 can cause adverse effects on many companies, sectors, nations, regions and the market in general, in ways that cannot be foreseen. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

GDR Global Depositary Receipt

13 Semiannual Report

TEMPLETON FUNDS

Templeton International Climate Change Fund

Tax Information (unaudited)

At August 31, 2019, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 19, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Per Share	Income Per Share	Dividends Per Share

$0.0353	$0.3392	$0.2341

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Semiannual Report	14

TEMPLETON FUNDS

TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

15 Semiannual Report

Item 2. Code of Ethics.

(a)The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)N/A

(d)N/A

(f)Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.		Principal Accountant Fees	and Services.	N/A
Item 5.		Audit Committee of Listed	Registrants.	N/A
Item	6.	Schedule of Investments.		N/A
Item	7. Disclosure of	Proxy Voting Policies and Procedures for Closed-End
Management Investment		Companies.		N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management		Investment
Company	and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives. Within 90 days prior to the filing date of this Shareholder Report on Form N- CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

 (b)Changes in Internal Controls. There have been no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure	of Securities Lending Activities for Closed-End Management
Investment Company.	N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS

By __S\MATTHEW T. HINKLE_______

Matthew T. Hinkle

Chief Executive Officer – Finance and Administration

Date: April 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By __S\MATTHEW T. HINKLE_ _____

Matthew T. Hinkle

Chief Executive Officer – Finance and Administration

Date: April 30, 2020

By S\ROBERT G. KUBILIS _______

Robert G. Kubilis

Chief Financial Officer and Chief Accounting Officer

Date: April 30, 2020